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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                    Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2014 through April 30, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                                Pioneer Diversified
                                High Income Trust

--------------------------------------------------------------------------------
                                Annual Report | April 30, 2015
--------------------------------------------------------------------------------

                                Ticker Symbol: HNW

                                [LOGO] PIONEER
                                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            11

Prices and Distributions                                                     12

Performance Update                                                           13

Schedule of Investments                                                      14

Financial Statements                                                         45

Financial Highlights                                                         49

Notes to Financial Statements                                                51

Report of Independent Registered Public Accounting Firm                      63

Trustees, Officers and Service Providers                                     65

               Pioneer Diversified High Income Trust | Annual Report | 4/30/15 1

President's Letter

Dear Shareowner,

At mid-year, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/ expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/15 3

Portfolio Management Discussion | 4/30/15

The environment for global high-yield securities deteriorated throughout the 12-month period ended April 30, 2015, as investor confidence weakened due to concerns about global economic growth, volatility in world commodity prices and heightened geopolitical risks. In the following interview, Andrew Feltus, Charles Melchreit and Jonathan Sharkey discuss the factors that affected the performance of Pioneer Diversified High Income Trust during the 12-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, and Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Trust.

Q How did the Trust perform during the 12-month period ended April 30, 2015?

A Pioneer Diversified High Income Trust returned 1.21% at net asset value and
  -7.90% at market price for the 12-month period ended April 30, 2015. During the same 12-month period, the Trust's custom benchmark returned 0.91% at net asset value. The custom benchmark is based on equal weights of the Bank of America Merrill Lynch (BofA ML) Global High Yield and Emerging Markets Plus (GHY and EMP) Index, which returned -1.70% at net asset value during the 12-month period, and the Credit Suisse (CS) Leveraged Loan Index, which returned 3.52%. Unlike the Trust, the custom benchmark does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the same 12-month period, the average return (at market price) of the 32 closed end funds in Lipper's High Current Yield Closed End Funds Category (which may or may not be leveraged) was -2.24%, and the average return (at market price) of the 22 closed end funds in Lipper's Loan Participation Closed End Funds Category (which may or may not be leveraged) was 2.90%.

  The shares of the Trust were selling at a 5.6% discount to net asset value at the end of the period on April 30, 2015.

  On April 30, 2015, the 30-day SEC yield on the Trust's shares was 6.38%*.

Q How would you describe the investment environment for high-yield securities during the 12-month period ended April 30, 2015?

A At the beginning of the 12-month period, higher-yielding and more credit-sensitive securities tended to be in favor with investors, but their performance gradually weakened due to several factors. One of the primary concerns of market participants revolved around the potential risks of further policy

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Diversified High Income Trust | Annual Report | 4/30/15 tightening by the U.S. Federal Reserve System (the Fed) in the form of an interest-rate hike. As the period progressed, other developments, many in foreign markets, also had a negative impact on high-yield markets. Examples included continuing weakness in Europe's economy and slowing economic growth in China. Moreover, many emerging economies suffered both from the feared effects of potentially higher interest rates in the United States and the continuing slide in world commodity prices, notably the dramatic plunge of crude oil prices over the final months of 2014.

  While lower energy prices may have been welcomed by many consumers and oil-consuming industries, they proved disruptive to the U.S. high-yield bond market, as 16% of the market is represented by energy issuers. Geopolitical risks to the global economy also increased during the 12-month period, as ongoing tensions between Russia and the Ukraine resulted in steps taken by the U.S. and many European nations to impose economic sanctions on Russia.
  The sanctions, however, may have further weakened some western European economies. Meanwhile, the rise of ISIS in the Middle East sparked new violence across the region, violence which persisted throughout the period and threatened to increase instability in other parts of the world.

  Despite the many issues which developed, one relative bright spot for most of the period was the United States economy. Following a weak first quarter of 2014, the U.S. economy, as measured by gross domestic product (GDP), grew at a healthy - though hardly robust - average rate of 2.39% during the remainder of 2014. Economic indices measuring employment, consumer spending, manufacturing output and housing industry trends all showed improvement over the final three quarters of 2014. The new year, however, brought renewed concerns about the domestic economy, as GDP fell to just a 0.2% pace in the first quarter of 2015 (subsequently revised even lower). Although the labor market continued to improve, manufacturing data was disappointing, feeding the market's fears that the economic revival was sputtering. Intermediate- and longer-term U.S. Treasuries, which are less sensitive to the economic cycle, continued to increase in price as interest rates fell over the first quarter of 2015, but credit-sensitive investments, including prices of high-yield corporate bonds, generally underperformed Treasuries.

  Outside the U.S., in the latter part of the 12-month period, the European Central Bank (ECB) implemented a policy of quantitative easing (which involves bond purchases) to help support economies in the euro zone. In turn, the relative performance of European high-yield bonds began to improve as investors, especially in Europe, sought better yields in an environment that featured declining rates on government bonds and investment-grade corporates. Encouragingly, there were signs of some gains in the European economy during the first quarter of 2015. Meanwhile, the

               Pioneer Diversified High Income Trust | Annual Report | 4/30/15 5 emerging markets started to improve as well, although the performance of emerging markets debt continued to lag that of the U.S. high-yield market. Economic growth in China seemed to be stabilizing early in 2015 after decelerating during much of 2014.

  Despite some weakening in the final weeks of the period, the U.S. dollar strengthened in world currency markets for almost the entire 12 months. Falling oil and commodity prices and declining interest rates in Europe gave further support to the U.S. currency.

Q Could you review your principal investment strategies during the 12-month period ended April 30, 2015, and how those strategies affected the Trust's performance relative to the customized benchmark?

A We had overweighted the Trust's portfolio to U.S. high-yield corporates during the period. The domestic high-yield corporate market, as we noted earlier, has a heavy energy-industry component, and so the Trust's over-weight position to high-yield corporates was a major drag on benchmark-relative performance as energy companies, by and large, struggled over the final half of the period due to plummeting oil prices. In particular, the high-yield securities issued by energy exploration and production (E&P) companies and oil field services companies tended to underperform, though they recovered to a certain degree when oil prices started rising again in the latter weeks of the 12-month period.

  Another allocation that underperformed and held back the Trust's relative performance during the period was emerging markets debt. The asset class, as discussed previously, was affected by weak commodity prices, slowing growth in China and concerns about potential interest-rate increases in the United States.

  On the bright side, we invested in event-linked (catastrophe) bonds issued by property-and-casualty insurers and in floating-rate bank loans during the period, and those positions tended to boost the Trust's performance. Both catastrophe bonds and bank loans feature floating-rate coupons, which rise as interest rates increase. Catastrophe bonds held up well during a relatively mild 2014 hurricane season, while floating-rate bank loans outperformed high-yield corporates.

  With regard to individual securities, some of the high-yield energy positions in the Trust's portfolio that were notable detractors from benchmark-relative performance included the bonds of E&P companies Energy XXI and Samson Oil & Gas, and Hercules Offshore, an oil field services company. High-yield bond positions that fared well during the period included the securities issued by Tragus, an Australian utility company, and some higher-quality energy firms, including Sanchez Energy, an E&P company that outpaced many of its peers in the industry. Finally, the convertible debt of Hologic, a manufacturer of medical equipment, also helped to support the Trust's relative results.

6 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

  At the end of the period, on April 30, 2015, roughly 65% of the Trust's total investment portfolio was allocated to corporate bonds and notes, while nearly 22% of the Trust's total investment portfolio was allocated to senior secured floating-rate bank loans. With regard to catastrophe bonds, we slightly reduced the Trust's allocation late in the fiscal year as we believed their prices had become somewhat high.

Q Can you comment on the Trust's allocation to insurance-linked securities (ILS) during the 12-month period ended April 30, 2015?

A ILS continued to be a core component of the Trust's investment strategy during the period, with 19.3% of the Trust's total investment portfolio allocated to this market as of April 30, 2015. The positioning in ILS is consistent with the Trust's long-term strategy, in which the allocation to the asset class has generally ranged from 15% to 25% of the Trust's total investment portfolio. Prudent diversification** across risks, or "perils" (that is, trigger events such as hurricanes), is a critical part of the investment process. The Trust's risks are distributed across many geographic regions and perils, encompassing hurricane risk spread across various coastal regions of the U.S., from Texas to Maine; earthquake risk throughout the United States and Canada; winter storm risk in Western Europe; and both typhoon and earthquake risk in Japan and Australia. In addition, the Trust invests in diversified risks including tornadoes, crop failures, pandemics, and aviation accidents, while taking small portfolio exposures to other regions, including South and Central America, New Zealand, and the Caribbean.

  The insurance-linked market has seen significant new capital flows in recent quarters, as investors have sought the compelling returns and low correlations of the asset class. Consequently, we have seen downward pressure on yields. Because of the less-compelling risk-adjusted yields available from publicly-traded catastrophe bonds, we have reduced the Trust's allocation to riskier ILS deals in favor of those carrying relatively remote risks, as those securities have enjoyed comparatively stable pricing. To offset the income reduction in the portfolio, we have increased the Trust's allocation to private placement ILS, particularly quota share agreements. With quota share agreements, the Trust takes a proportional share of a sponsoring insurer's risk and, in return, the Trust earns a share of the company's premium income. We believe such deals present many excellent opportunities to invest in diversified pools of insurance risk and, given that they represent a less liquid part of the market, quota share agreements have continued to offer investors attractive "expected" returns.

  * Diversification does not assure a profit nor protect against loss in a declining market.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/15 7

Q How did the level of leverage in the Trust change over the 12-month period ended April 30, 2015?

A At the end of the 12-month period, on April 30, 2015, 29.5% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 28.7% of the Trust's total managed assets financed by leverage at the start of the period on May 1, 2014. While the amount of borrowed funds employed by the Trust during the period did not increase or decrease, the percentage increase was due to a decrease in the values of securities in which the Trust had invested.

Q Did the Trust have any investments in derivative securities during the 12-month period ended April 30, 2015?

A Yes. We used currency forward contracts in an effort to offset the potential volatility effects of the Trust's investments in non-dollar-denominated securities. The hedging strategy tended to help the Trust's performance as the U.S. dollar appreciated against most other currencies over most of the period.

Q What were the significant factors affecting the Trust's yield during the 12-month period ended April 30, 2015?

A The Trust's yield did decline during the 12-month period, due to a few key factors. As interest rates fell during the period and as older securities in the Trust's portfolio were either retired or were called by issuers, we inevitably had to re-invest those assets in securities with lower coupons. Also, we reduced the Trust's exposure to higher-yielding, lower-rated corporate bonds during the period, and that also resulted in a decline in the Trust's current income. In addition, the Trust has drawn on accumulated net investment income in paying the Trust's dividend in recent periods, but these reserves have been depleted.

Q What is your investment outlook?

A We remain positive about investment opportunities in the credit-sensitive sectors. Despite the sluggish GDP number for the domestic economy for the first quarter of 2015, the markets continue to expect that economic growth in the U.S. will strengthen.

  We anticipate that currency volatility is likely to continue to dominate global bond markets. We believe the Fed will remain cautious as it considers tightening monetary policy, but some tightening in the form of an upward movement in interest rates could be seen before the end of 2015. One key factor supporting that belief is the strength of the U.S. labor market, which has been adding jobs steadily and moving closer to the point at which wages begin to rise.

8 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

  Elsewhere, we are beginning to see signs of improving economic growth trends in Europe and we continue to see evidence that China's growth rate is gradually slowing - but stabilizing - to levels below recent trends. We also believe China's current leadership is focused on fostering greater stability in the financial markets. Going forward, we believe the expansion of the global economy will be less dependent on trends in China and more sensitive to trends in other major industrialized and developing economies.

  Global interest rates are likely to increase from their current very low levels, as we see little evidence of deflationary pressures.

  Given this outlook, we plan to keep the duration of the Trust's portfolio relatively short in an attempt to protect principal and to give us the flexibility to take advantage of investment opportunities as they develop. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.)

  We think the yield advantages of credit-sensitive securities are about as high as they can go, but we also think they are appropriate given low default rates and our relatively optimistic view of the growth potential of the domestic and global economies. During the past 12 months, we saw a great deal of investment capital flow into the catastrophe bond sector, which has provided healthy support to prices in the asset class. However, we have begun to see the trend stabilize and, as we noted earlier, we have reduced the Trust's exposure, somewhat, to catastrophe bonds due to concerns over valuations and because we saw more interesting opportunities elsewhere.

  Going forward, we anticipate maintaining a healthy exposure in the Trust's portfolio to high-yield and other credit-sensitive debt, while looking for potential opportunities in floating-rate instruments such as bank loans. The loan asset class saw price appreciation over the past 12 months due to heavy issuance of collateralized loan obligations (CLOs), which are institutional pools of assets that invest in bank loans. Because of their floating rate nature, we believe both catastrophe bonds and bank loans should benefit when interest rates start rising due to the Fed's anticipated policy tightening, which is likely to occur in 2015.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/15 9

Please refer to the Schedule of Investments on pages 14-44 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of debt securities in the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities in the Trust generally will rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

The Trust may invest a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for shareholders.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus and in shareowner reports issued from time to time.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

10 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

Portfolio Summary | 4/30/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                    64.9%
Senior Secured Floating Rate Loan Interests                                21.8%
U.S. Government And Agency Obligations                                      4.6%
Convertible Bonds & Notes                                                   1.7%
Asset Backed Securities                                                     1.2%
Collateralized Mortgage Obligations                                         1.2%
Preferred Stocks                                                            1.2%
Common Stocks                                                               1.1%
Sovereign Debt Obligations                                                  1.0%
Commercial Paper                                                            0.7%
Convertible Preferred Stocks                                                0.3%
Commercial Mortgage-Backed Securities                                       0.3%

* Includes investments in Insurance Linked Securities totaling 19.3% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. Fixed Income Trust Series 2013-A, 0.0%, 10/15/97 (144A)                     2.03%
------------------------------------------------------------------------------------
 2. Pangaea Re, 2/1/19                                                          1.48
------------------------------------------------------------------------------------
 3. U.S. Treasury Notes, 0.09%, 7/31/16                                         1.40
------------------------------------------------------------------------------------
 4. U.S. Treasury Notes, 0.073%, 10/31/16                                       1.39
------------------------------------------------------------------------------------
 5. U.S. Treasury Notes, 0.089%, 4/30/16                                        1.33
------------------------------------------------------------------------------------
 6. Exeter Segregated Account (Kane SAC Ltd.), Variable Rate Notes, 1/7/16      1.28
------------------------------------------------------------------------------------
 7. Berkeley Segregated Account (Kane SAC Ltd.), Variable Rate Notes, 6/12/15   0.98
------------------------------------------------------------------------------------
 8. Queen Street X Re, Ltd., 5.75%, 6/8/18 (144A) (Cat Bond)                    0.93
------------------------------------------------------------------------------------
 9. PI-6, Series C - 2014 (Kane SAC Ltd.), Variable Rate Notes, 7/7/16          0.93
------------------------------------------------------------------------------------
10. MultiCat Mexico, Ltd., Class A, 7.5%, 12/4/15 (144A) (Cat Bond)             0.93
------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 11

Prices and Distributions | 4/30/15

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           4/30/15                     4/30/14
--------------------------------------------------------------------------------
       Market Value                        $17.42                       $20.85
--------------------------------------------------------------------------------
   (Discount)/Premium                        (5.6)%                        4.1%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             4/30/15                   4/30/14
--------------------------------------------------------------------------------
      Net Asset Value                        $18.39                     $20.03
--------------------------------------------------------------------------------

Distributions per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment         Short-Term           Long-Term
                            Income            Capital Gains        Capital Gains
--------------------------------------------------------------------------------
5/1/14 - 4/30/15            $1.83*                $ --                 $ --
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

* The amount of distributions made to shareholders during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

12 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

Performance Update | 4/30/15

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Trust during the periods shown, compared to that of the combined (50%/50%) Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index (BofA ML Global HY and EMP Index) and the Credit Suisse (CS) Leveraged Loan Index.

Average Annual Total Returns
(As of April 30, 2015)
------------------------------------------------------------------------------------
                                                             50% BofA
                                                             ML Global
                                                             HY and
                       Net                                   EMP Index
                       Asset                                 50% CS
                       Value             Market              Leveraged
Period                 (NAV)             Price               Loan Index
------------------------------------------------------------------------------------
Life-of-Trust
(5/30/07)              8.16%              6.80%              5.77%
5 Years                8.67               7.19               6.33
1 Year                 1.21              (7.90)              0.91
------------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Diversified       50% BofA ML Global HY and EMP Index
                   High Income Trust         50% CS Leveraged Loan Index
5/31/2007          $10,000                   $10,000
4/30/2008          $ 8,933                   $ 9,879
4/30/2009          $ 6,868                   $ 8,422
4/30/2010          $11,899                   $11,487
4/30/2011          $14,034                   $12,708
4/30/2012          $14,224                   $13,210
4/30/2013          $17,065                   $14,786
4/30/2014          $18,280                   $15,587
4/30/2015          $16,836                   $15,672

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The BofA ML Global High Yield and Emerging Markets Plus Index is an unmanaged index that tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The CS Leveraged Loan Index is unmanaged and is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. The CS Leveraged Loan Index consists of tradable term loans with at least one year to maturity and rated BBB or lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in an index.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 13

Schedule of Investments | 4/30/15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES -- 1.7% of
                              Net Assets
       679,932(a)             Aircraft Finance Trust, Series 1999-1A, Class A1,
                              0.662%, 5/15/24 (144A)                                               $    231,177
       200,000                Ascentium Equipment Receivables LLC, Series
                              2015-1A, Class E, 5.92%, 6/12/23 (144A)                                   200,428
        81,268                Continental Airlines Pass Through Trust, Series 1998-1,
                              Class B, 6.748%, 3/15/17                                                   86,600
       250,000                Delta Air Lines Pass Through Trust, Series 2010-1,
                              Class B, 6.375%, 1/2/16 (144A)                                            256,850
       290,000(b)             GMAT Trust, Series 2013-1A, Class M, 5.0%,
                              11/25/43 (144A)                                                           277,046
       395,669                Monty Parent Issuer LLC, Series 2013-LTR,
                              Class B, 4.25%, 11/20/28 (144A)                                           395,674
       940,000                Nations Equipment Finance Funding I LLC, Series
                              2013-1A, Class C, 5.5%, 5/20/21 (144A)                                    947,332
        58,176                Westgate Resorts LLC, Series 2012-2A, Class C,
                              9.0%, 1/20/25 (144A)                                                       59,110
       138,122                Westgate Resorts LLC, Series 2012-BA, Class A,
                              9.5%, 2/20/25 (144A)                                                      140,405
---------------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $2,726,784)                                                    $  2,594,622
---------------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE
                              OBLIGATIONS -- 1.7% of Net Assets
       375,000(a)             BAMLL Commercial Mortgage Securities Trust,
                              Series 2014-INLD, Class F, 2.704%, 12/15/29 (144A)                   $    346,326
        84,439(c)             CAM Mortgage Trust, Series 2014-1, Class M,
                              5.5%, 12/15/53 (144A)                                                      84,507
       200,000(b)             Credit Suisse First Boston Mortgage Securities Corp.,
                              Series 2004-C4, Class E, 5.135%, 10/15/39 (144A)                          206,358
       115,766(a)             EQTY Mezzanine Trust, Series 2014-INMZ, Class M,
                              4.93%, 5/8/31 (144A)                                                      115,074
       170,000(a)             EQTY Mortgage Trust, Series 2014-INNS, Class E,
                              3.63%, 5/8/31 (144A)                                                      169,644
        90,121                Global Mortgage Securitization, Ltd., Series 2004-A,
                              Class B1, 5.25%, 11/25/32 (144A)                                           86,774
       160,965                Global Mortgage Securitization, Ltd., Series 2005-A,
                              Class B3, 5.25%, 4/25/32                                                  121,261
       168,156                Homeowner Assistance Program Reverse Mortgage
                              Loan Trust, Series 2013-RM1, Class A, 4.0%,
                              5/26/53 (144A)                                                            165,062
       150,000                JP Morgan Chase Commercial Mortgage Securities Trust,
                              Series 2006-CB16, Class AJ, 5.623%, 5/12/45                               152,701
       150,000(a)             JP Morgan Chase Commercial Mortgage Securities Trust,
                              Series 2013-FL3, Class E, 3.52%, 4/15/28 (144A)                           149,116

The accompanying notes are an integral part of these financial statements.

14 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE
                              OBLIGATIONS -- (continued)
       556,571(b)             LB-UBS Commercial Mortgage Trust, Series 2006-C1,
                              Class AJ, 5.276%, 2/15/41                                            $    562,078
       400,000(b)             Wachovia Bank Commercial Mortgage Trust, Series
                              2007-C34, Class AJ, 6.144%, 5/15/46                                       421,046
---------------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $2,555,663)                                                    $  2,579,947
---------------------------------------------------------------------------------------------------------------
                              COMMERCIAL MORTGAGE-BACKED
                              SECURITIES -- 0.5% of Net Assets
       150,000(b)             Bear Stearns Commercial Mortgage Securities Trust,
                              Series 2005-PWR7, Class B, 5.214%, 2/11/41                           $    150,020
       250,000(b)             COMM Mortgage Trust, Series 2012-CR2, Class E,
                              5.019%, 8/15/45 (144A)                                                    254,648
       200,000(b)             COMM Mortgage Trust, Series 2013-FL3, Class RGC2,
                              4.5%, 10/13/18 (144A)                                                     200,070
       150,600(a)             JPMorgan Chase Commercial Mortgage Securities Corp.,
                              Series 2006-FL2A, Class G, 0.542%, 11/15/18 (144A)                        145,319
---------------------------------------------------------------------------------------------------------------
                              TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                              (Cost $694,163)                                                      $    750,057
---------------------------------------------------------------------------------------------------------------
                              SENIOR SECURED FLOATING RATE LOAN
                              INTERESTS -- 30.7% of Net Assets*(a)
                              AUTOMOBILES & COMPONENTS -- 2.9%
                              Auto Parts & Equipment -- 1.6%
       498,747                Crowne Group LLC, First Lien Initial Term Loan,
                              6.0%, 9/30/20                                                        $    497,188
       186,464                Federal-Mogul Corp., Tranche C Term Loan,
                              4.75%, 4/15/21                                                            186,441
       163,340                Key Safety Systems, Inc., Initial Term Loan,
                              4.75%, 8/29/21                                                            164,803
       316,054                MPG Holdco I, Inc. Initial Term Loan, 4.25%, 10/20/21                     317,662
       277,232                TI Group Automotive Systems LLC, Facility Term
                              Loan, 4.25%, 7/2/21                                                       278,098
       906,467                Tower Automotive Holdings USA LLC, Refinancing Term
                              Loan, 4.0%, 4/23/20                                                       910,433
       138,838                UCI International, Inc. (United Components), Term
                              Loan, 5.5%, 7/26/17                                                       136,813
                                                                                                   ------------
                                                                                                   $  2,491,438
---------------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 1.0%
     1,443,750                Chrysler Group LLC, Term Loan B, 3.5%, 5/24/17                       $  1,448,256
---------------------------------------------------------------------------------------------------------------
                              Tires & Rubber -- 0.3%
       479,167                Goodyear Tire & Rubber Co., Second Lien Term
                              Loan, 4.75%, 4/30/19                                                 $    485,156
                                                                                                   ------------
                              Total Automobiles & Components                                       $  4,424,850
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 3.4%
                              Aerospace & Defense -- 1.2%
       752,795                DAE Aviation Holdings, Inc., Tranche B-1 Loan,
                              5.0%, 11/2/18                                                        $    758,595
       340,685                DAE Aviation Holdings, Inc., Tranche B-2 Loan,
                              5.0%, 11/2/18                                                             342,761
       132,601                TASC, Inc., First Lien Term Loan, 7.0%, 5/22/20                           134,673
        15,479                Vencore, Inc. (fka SI Organisation, Inc.), Delayed Draw
                              Term Loan, 5.75%, 11/23/19                                                 15,605
       232,287                Vencore, Inc. (fka SI Organization, Inc.), Initial First
                              Lien Term Loan, 5.75%, 11/23/19                                           234,174
       320,000                WP CPP Holdings LLC, Second Lien Term Loan B-1,
                              8.75%, 4/30/21                                                            321,400
                                                                                                   ------------
                                                                                                   $  1,807,208
---------------------------------------------------------------------------------------------------------------
                              Building Products -- 0.3%
       487,094                Unifrax Holding Co., New Term B Dollar Loan,
                              4.25%, 11/28/18                                                      $    487,094
---------------------------------------------------------------------------------------------------------------
                              Construction & Farm Machinery & Heavy Trucks -- 0.3%
       390,000                Navistar, Inc., Tranche B, Term Loan, 5.75%, 8/17/17                 $    393,331
---------------------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.3%
       520,862                WireCo WorldGroup, Inc., Term Loan, 6.0%, 2/15/17                    $    522,164
---------------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.9%
       498,638                Doosan Infracore International, Inc. (Doosan Holdings
                              Europe Ltd.), Tranche B Term Loan, 4.5%, 5/28/21                     $    504,872
       104,741                Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                              Dollar Term B-3 Loan, 4.25%, 8/30/20                                      105,395
       353,301                Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                              Initial Dollar Term B-1 Loan, 4.25%, 8/30/20                              355,509
        35,387                Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                              Initial Dollar Term B-2 Loan, 4.25%, 8/30/20                               35,608
       355,000                Filtration Group Corp., Initial Second Lien Term
                              Loan, 8.25%, 11/22/21                                                     357,512
        25,004                Kleopatra Holdings 2 SCA, US Borrower Term
                              Loan, 4/8/20                                                               25,168
        10,685                Kleopatra Holdings 2 SCA, German Borrower Term
                              Loan, 4/22/20                                                              10,755
                                                                                                   ------------
                                                                                                   $  1,394,819
---------------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.4%
       343,681                AWAS Finance Luxembourg 2012 SA, Term Loan,
                              3.5%, 7/16/18                                                        $    346,473
       284,593                WESCO Distribution, Inc., Tranche B-1 Loan,
                              3.75%, 12/12/19                                                           285,720
                                                                                                   ------------
                                                                                                   $    632,193
                                                                                                   ------------
                              Total Capital Goods                                                  $  5,236,809
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              COMMERCIAL & PROFESSIONAL SERVICES -- 0.7%
                              Environmental & Facilities Services -- 0.3%
       500,000                Granite Acquisition, Inc. Second Lien Term B Loan,
                              8.25%, 12/19/22                                                      $    511,875
---------------------------------------------------------------------------------------------------------------
                              Research & Consulting Services -- 0.3%
       399,724                Wyle Services Corp., Term Loan, 5.0%, 5/23/21                        $    400,598
---------------------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- 0.1%
       202,188                Protection One, Inc., 2012 Term Loan, 4.25%,
                              3/21/19                                                              $    203,324
                                                                                                   ------------
                              Total Commercial & Professional Services                             $  1,115,797
---------------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.5%
                              Home Furnishings -- 0.3%
       489,714                Tempur Pedic International, Inc., New Term B Loan,
                              3.5%, 3/18/20                                                        $    492,238
---------------------------------------------------------------------------------------------------------------
                              Leisure Products -- 0.2%
       300,000                Bombardier Recreational Products, Inc., Term B
                              Loan, 4.0%, 1/30/19                                                  $    302,063
                                                                                                   ------------
                              Total Consumer Durables & Apparel                                    $    794,301
---------------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.9%
                              Casinos & Gaming -- 0.2%
       299,250                Scientific Games International, Inc., Initial Term B-2
                              Loan, 6.0%, 10/1/21                                                  $    302,637
---------------------------------------------------------------------------------------------------------------
                              Leisure Facilities -- 0.1%
       131,791                Fitness International LLC, Term B Loan, 5.5%, 7/1/20                 $    125,421
---------------------------------------------------------------------------------------------------------------
                              Restaurants -- 0.6%
       417,839                Landry's, Inc. (fka Landry's Restaurants, Inc.), Term
                              Loan B, 4.0%, 4/24/18                                                $    420,346
       538,350                NPC International, Inc., Term Loan, 4.0%, 12/28/18                        537,229
                                                                                                   ------------
                                                                                                   $    957,575
                                                                                                   ------------
                              Total Consumer Services                                              $  1,385,633
---------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.3%
                              Consumer Finance -- 0.1%
       216,260                Trans Union LLC, Replacement Term Loan,
                              4.0%, 4/9/21                                                         $    217,477
---------------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.2%
       250,000                DBRS, Inc., Initial Term Loan, 6.25%, 3/4/22                         $    253,125
                                                                                                   ------------
                              Total Diversified Financials                                         $    470,602
---------------------------------------------------------------------------------------------------------------
                              ENERGY -- 1.4%
                              Coal & Consumable Fuels -- 0.1%
       352,500                PT Bumi Resources Tbk, Term Loan, 18.0%, 8/15/14                     $    128,662
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 17

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- 0.3%
       500,000                Chief Exploration & Development LLC, Second Lien
                              Term Loan, 7.5%, 5/16/21                                             $    476,250
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Drilling -- 0.3%
       444,680                Jonah Energy LLC, Initial Second Lien Initial Loan,
                              7.5%, 5/12/21                                                        $    415,776
        95,988                Offshore Group Investment, Ltd. (Vantage Delaware
                              Holdings LLC), Second Lien Term Loan, 5.75%, 3/28/19                       63,832
                                                                                                   ------------
                                                                                                   $    479,608
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.3%
       546,992                FR Dixie Acquisition Corp., Term Loan, 5.75%,
                              12/18/20                                                             $    454,004
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.4%
       849,204                Fieldwood Energy LLC, Closing Date Second Lien Term
                              Loan, 8.375%, 9/30/20                                                $    664,502
                                                                                                   ------------
                              Total Energy                                                         $  2,203,026
---------------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.9%
                              Packaged Foods & Meats -- 0.9%
       491,838                Dole Food Company, Inc., Tranche B Term Loan,
                              4.5%, 11/1/18                                                        $    495,835
       930,600                New HB Acquisition LLC, Term B Loan, 6.75%, 4/9/20                        951,538
                                                                                                   ------------
                              Total Food, Beverage & Tobacco                                       $  1,447,373
---------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 3.8%
                              Health Care Equipment & Services -- 0.7%
       498,741                Accellent, Inc., Initial First Lien Term Loan,
                              4.5%, 3/12/21                                                        $    500,507
       366,000                Accellent, Inc., Initial Second Lien Term Loan,
                              7.5%, 3/11/22                                                             353,800
       237,126                Kinetic Concepts, Inc., Dollar E-1 Term Loan,
                              4.5%, 5/4/18                                                              239,103
                                                                                                   ------------
                                                                                                   $  1,093,410
---------------------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 1.2%
       265,757                CHS/Community Health Systems, Inc., Incremental
                              Term F Loan, 3.434%, 12/31/18                                        $    267,639
       706,531                CHS/Community Health Systems, Inc., Term D
                              Loan, 4.25%, 1/27/21                                                      711,609
       195,070                HCA, Inc., Tranche B-5 Term Loan, 2.934%, 3/31/17                         195,698
       319,343                Kindred Healthcare, Inc., Incremental Term Loan,
                              4.25%, 4/9/21                                                             322,337
       404,348                Surgical Care Affiliates, Inc., Initial Term Loan,
                              4.25%, 3/17/22                                                            406,307
                                                                                                   ------------
                                                                                                   $  1,903,590
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Health Care Services -- 1.4%
       359,653                AccentCare, Inc., Term Loan, 6.5%, 12/22/16                          $    347,065
       208,835                Bioscrip, Inc., Delayed Term Loan, 6.5%, 7/31/20                          207,921
       348,058                Bioscrip, Inc., Initial Term B Loan, 6.5%, 7/31/20                        346,535
       202,950                National Mentor Holdings, Inc., Tranche B Term
                              Loan, 4.25%, 1/31/21                                                      204,028
       300,000                Steward Health Care System LLC, Term Loan,
                              6.75%, 4/10/20                                                            299,438
       283,225                Valitas Health Services, Inc., Term Loan B, 6.0%, 6/2/17                  280,039
       481,250                Virtual Radiologic Corp., Term Loan B, 7.25%, 12/22/16                    410,867
                                                                                                   ------------
                                                                                                   $  2,095,893
---------------------------------------------------------------------------------------------------------------
                              Health Care Supplies -- 0.1%
       185,350                Alere, Inc., Term Loan B, 5.5%, 6/30/17                              $    186,694
---------------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.4%
       238,246                IMS Health, Inc., Tranche B-1 Dollar Term Loan,
                              3.5%, 3/17/21                                                        $    238,768
       330,039                Medical Card System, Inc., Term Loan, 12.0%,
                              3/17/17                                                                   316,837
                                                                                                   ------------
                                                                                                   $    555,605
                                                                                                   ------------
                              Total Health Care Equipment & Services                               $  5,835,192
---------------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.7%
                              Household Products -- 0.4%
       376,392                SRAM LLC, First Lien Term Loan, 4.0%, 4/10/20                        $    377,020
       212,733                Wash MultiFamily Laundry Systems LLC, U.S. Term
                              Loan, 5.75%, 2/21/19                                                      213,131
                                                                                                   ------------
                                                                                                   $    590,151
---------------------------------------------------------------------------------------------------------------
                              Personal Products -- 0.2%
       100,000                Altrium Innovations, Inc., Second Lien Term Loan,
                              7.75%, 8/13/21                                                       $     92,875
       215,357                NBTY, Inc., B-2 Term Loan, 3.5%, 10/1/17                                  214,550
                                                                                                   ------------
                                                                                                   $    307,425
---------------------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- 0.1%
       120,230                Monitronics International, Inc., 2013 Term Loan B,
                              3.25%, 3/23/18                                                       $    120,635
                                                                                                   ------------
                              Total Household & Personal Products                                  $  1,018,211
---------------------------------------------------------------------------------------------------------------
                              INSURANCE -- 2.4%
                              Multi-Line Insurance -- 0.4%
       561,040                Alliant Holdings I LLC, Initial Term Loan,
                              5.0%, 12/20/19                                                       $    563,319
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 2.0%
       750,000                Confie Seguros Holding II Co., First Lien Term
                              Loan B, 5.75%, 11/9/18                                               $    751,875
       593,765                Confie Seguros Holding II Co., Second Lien Term
                              Loan, 10.25%, 5/8/19                                                      593,394
       750,000                Hyperion Insurance Group, Ltd., Term B Loan,
                              4.5%, 3/26/22                                                             757,969
       943,548                USI, Inc., Initial Term Loan, 4.25%, 12/27/19                             946,497
                                                                                                   ------------
                                                                                                   $  3,049,735
                                                                                                   ------------
                              Total Insurance                                                      $  3,613,054
---------------------------------------------------------------------------------------------------------------
                              MATERIALS -- 2.1%
                              Commodity Chemicals -- 0.1%
       101,745                Citadel Plastics Holdings, Inc., First Lien Initial Term
                              Loan, 5.25%, 11/5/20                                                 $    101,872
---------------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 0.2%
       295,565                Univar, Inc., Term Loan B, 5.0%, 6/30/17                             $    297,135
---------------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.0%+
        75,256(d)             PT Bakrie & Brothers Tbk, Facility Term Loan B,
                              8.0%, 11/25/14                                                       $     27,468
---------------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.8%
       408,998                Tank Holding Corp., Initial Term Loan, 5.25%, 3/16/22                $    412,405
       750,000                Tekni-Plex, Inc., USD Term Loan, 3.5%, 4/15/22                            753,870
                                                                                                   ------------
                                                                                                   $  1,166,275
---------------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.3%
       498,750                Caraustar Industries, Inc., Incremental Term Loan,
                              8.0%, 5/1/19                                                         $    501,556
---------------------------------------------------------------------------------------------------------------
                              Paper Products -- 0.4%
       596,962                Appvion, Inc., Term Commitment, 5.75%, 6/28/19                       $    555,175
        98,750                Exopack Holdings SA, USD Term Loan, 5.25%, 5/8/19                          99,532
                                                                                                   ------------
                                                                                                   $    654,707
---------------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.0%+
        48,810                Chemtura Corp., New Term Loan, 3.5%, 8/29/16                         $     49,033
---------------------------------------------------------------------------------------------------------------
                              Steel -- 0.3%
       497,500                Essar Steel Algoma, Inc., Initial Term Loan,
                              7.5%, 8/16/19                                                        $    455,213
                                                                                                   ------------
                              Total Materials                                                      $  3,253,259
---------------------------------------------------------------------------------------------------------------
                              MEDIA -- 3.4%
                              Advertising -- 0.7%
       950,454                Affinion Group, Inc., Tranche B Term Loan,
                              6.75%, 4/30/18                                                       $    914,416
       149,617                Getty Images, Inc., Initial Term Loan, 4.75%, 10/18/19                    130,279
                                                                                                   ------------
                                                                                                   $  1,044,695
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.7%
       296,654                Hubbard Radio LLC, Tranche 1 Term Loan,
                              4.5%, 4/29/19                                                        $    297,581
       315,000                Learfield Communications, Inc., Initial Second Lien
                              Term Loan, 8.75%, 10/8/21                                                 317,560
       462,240                Univision Communications, Inc., Replacement First-Lien
                              Term Loan, 4.0%, 3/1/20                                                   462,941
                                                                                                   ------------
                                                                                                   $  1,078,082
---------------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 0.2%
       298,500                MediArena Acquisition BV (fka AP NMT Acquisition BV),
                              First Lien Dollar Term B Loan, 6.75%, 8/13/21                        $    298,034
---------------------------------------------------------------------------------------------------------------
                              Cable & Telecommunications -- 0.2%
       338,324                WideOpenWest Finance LLC, Term Loan B,
                              4.75%, 4/1/19                                                        $    340,529
---------------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.0%+
        60,539                Cinedigm Digital Funding I LLC, Term Loan,
                              3.75%, 2/28/18                                                       $     60,765
---------------------------------------------------------------------------------------------------------------
                              Publishing -- 1.6%
       526,141                Cengage Learning Acquisitions, Inc., Term Loan,
                              7.0%, 3/31/20                                                        $    530,362
       746,241                Interactive Data Corp., Term Loan, 4.75%, 5/2/21                          752,187
       143,280                Lee Enterprises, Inc., First Lien Term Loan,
                              7.25%, 3/31/19                                                            144,799
       938,125                McGraw-Hill School Education Holdings LLC, Term B
                              Loan, 6.25%, 12/18/19                                                     945,161
                                                                                                   ------------
                                                                                                   $  2,372,509
                                                                                                   ------------
                              Total Media                                                          $  5,194,614
---------------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                              SCIENCES -- 0.4%
                              Life Sciences Tools & Services -- 0.3%
       429,925                Catalent Pharma Solutions, Inc., Dollar Term Loan,
                              4.25%, 5/20/21                                                       $    434,339
---------------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.1%
       249,369                Par Pharmaceutical Co., Inc. (Par Pharmaceutical, Inc.),
                              Term B-2 Loan, 4.0%, 9/30/19                                         $    249,966
                                                                                                   ------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences                 $    684,305
---------------------------------------------------------------------------------------------------------------
                              RETAIL REIT -- 0.2%
                              Retail REIT -- 0.2%
       278,074                DTZ U.S. Borrower LLC, Delayed Draw Term Loan,
                              5.5%, 11/4/21                                                        $    281,434
                                                                                                   ------------
                              Total Retail REIT                                                    $    281,434
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 21

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              RETAILING -- 1.3%
                              Automobiles & Components -- 0.5%
       673,750                CWGS Group LLC, Term Loan, 5.75%, 2/20/20                            $    682,235
---------------------------------------------------------------------------------------------------------------
                              Computer & Electronics Retail -- 0.4%
       714,694                Targus Group International, Inc., Term Loan,
                              14.75%, 5/24/16                                                      $    593,196
---------------------------------------------------------------------------------------------------------------
                              General Merchandise Stores -- 0.3%
       500,000                Dollar Tree, Inc., Initial Term B Loan, 4.25%, 3/9/22                $    507,147
---------------------------------------------------------------------------------------------------------------
                              Specialty Stores -- 0.1%
       158,484                PetSmart, Inc., Term Loan, 5.0%, 3/11/22                             $    160,643
                                                                                                   ------------
                              Total Retailing                                                      $  1,943,221
---------------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.4%
                              Semiconductor Equipment -- 0.4%
       598,489                VAT Lux III S.a.r.l. (fka Polyusus Lux 2 S.a.r.l.), Initial
                              Term Loan, 4.75%, 2/11/21                                            $    604,100
                                                                                                   ------------
                              Total Semiconductors & Semiconductor Equipment                       $    604,100
---------------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 1.7%
                              Application Software -- 1.0%
       500,000                Epiq Systems, Inc., Term Loan, 4.25%, 8/27/20                        $    500,000
       210,670                Expert Global Solutions, Inc., Advance First Lien Term
                              Loan B, 8.5%, 4/3/18                                                      211,196
       311,371                Houghton Mifflin Holdings, Inc., Term Loan,
                              4.25%, 5/22/18                                                            310,593
       500,000                Vertafore, Inc., Second Lien Term Loan,
                              9.75%, 10/27/17                                                           504,792
                                                                                                   ------------
                                                                                                   $  1,526,581
---------------------------------------------------------------------------------------------------------------
                              IT Consulting & Other Services -- 0.7%
       248,125                Evergreen Skills Lux S.a.r.l., First Lien Initial Term
                              Loan, 5.75%, 4/28/21                                                 $    247,483
       772,637                SunGuard Data Systems, Inc., Tranche C Term
                              Loan, 3.93%, 2/28/17                                                      775,654
                                                                                                   ------------
                                                                                                   $  1,023,137
                                                                                                   ------------
                              Total Software & Services                                            $  2,549,718
---------------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
                `             Communications Equipment -- 0.1%
        85,102                CommScope, Inc., Tranche 3 Term Loan,
                              2.829%, 1/21/17                                                      $     85,049
       127,653                CommScope, Inc., Tranche 4 Term Loan,
                              3.25%, 1/14/18                                                            127,733
                                                                                                   ------------
                                                                                                   $    212,782
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Electronic Components -- 0.6%
       460,000                Mirion Technologies (Finance), LLC (Mirion
                              Technologies, Inc.), First Lien Initial Term Loan,
                              5.75%, 3/31/22                                                       $    463,160
       365,533                Scitor Corp., Term Loan, 5.75%, 2/15/17                                   366,215
                                                                                                   ------------
                                                                                                   $    829,375
                                                                                                   ------------
                              Total Technology Hardware & Equipment                                $  1,042,157
---------------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 1.0%
                              Integrated Telecommunication Services -- 0.7%
       500,000                GCI Holdings, Inc., Term B Loan, 4.75%, 2/2/22                       $    505,000
       500,000                Securus Technologies Holdings, Inc., Term Loan B2,
                              4/30/20                                                                   498,908
                                                                                                   ------------
                                                                                                   $  1,003,908
---------------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.3%
       333,333                Syniverse Holdings, Inc., Initial Term Loan,
                              4.0%, 4/23/19                                                        $    323,958
       166,667                Syniverse Holdings, Inc., Tranche B Term Loan,
                              4.0%, 4/23/19                                                             161,979
                                                                                                   ------------
                                                                                                   $    485,937
                                                                                                   ------------
                              Total Telecommunication Services                                     $  1,489,845
---------------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 1.1%
                              Air Freight & Logistics -- 0.1%
       191,588                Ozburn-Hessey Holding Co., LLC, Term Loan,
                              6.75%, 5/23/19                                                       $    192,066
---------------------------------------------------------------------------------------------------------------
                              Marine -- 0.7%
       500,000                Commercial Barge Line Co., Initial First Lien Term
                              Loan, 6.25%, 9/22/19                                                 $    501,563
       474,507                Navios Maritime Partners LP, Term Loan, 5.25%,
                              6/27/18                                                                   478,065
                                                                                                   ------------
                                                                                                   $    979,628
---------------------------------------------------------------------------------------------------------------
                              Trucking -- 0.3%
       500,000                YRC Worldwide, Inc., Initial Term Loan, 8.25%, 2/13/19               $    497,188
                                                                                                   ------------
                              Total Transportation                                                 $  1,668,882
---------------------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.5%
                              Electric Utilities -- 0.5%
       480,310                Atlantic Power Limited Partnership, Term Loan,
                              4.75%, 2/24/21                                                       $    483,312
       280,808                Star West Generation LLC, Advance Term Loan B,
                              4.25%, 3/13/20                                                            282,563
                                                                                                   ------------
                              Total Utilities                                                      $    765,875
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 23

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR SECURED FLOATING RATE
                              LOAN INTERESTS
                              (Cost $47,326,711)                                                   $ 47,022,258
---------------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS & NOTES -- 91.5% of
                              Net Assets
                              AUTOMOBILES & COMPONENTS -- 0.8%
                              Auto Parts & Equipment -- 0.8%
       350,000                International Automotive Components Group SA,
                              9.125%, 6/1/18 (144A)                                                $    360,500
       248,000                Pittsburgh Glass Works LLC, 8.0%, 11/15/18 (144A)                         262,260
       640,000                Stackpole International Intermediate Co., SA /
                              Stackpole International Powder, 7.75%,
                              10/15/21 (144A)                                                           636,800
                                                                                                   ------------
                              Total Automobiles & Components                                       $  1,259,560
---------------------------------------------------------------------------------------------------------------
                              BANKS -- 2.3%
                              Diversified Banks -- 1.9%
       525,000                Banco de Galicia y Buenos Aires, 8.75%,
                              5/4/18 (144A)                                                        $    539,438
       400,000(b)             Banco Macro SA, 9.75%, 12/18/36                                           400,000
       200,000(b)(e)          Banco Santander SA, 6.375%                                                196,750
       325,000(b)(e)          Bank of America Corp., 6.25%                                              332,922
       350,000(b)(e)          ING Groep NV, 6.5%                                                        348,250
       200,000                Sberbank of Russia Via SB Capital SA, 5.25%,
                              5/23/23 (144A)                                                            160,000
       750,000                UBS AG / Stamford CT, 7.625%, 8/17/22                                     901,289
                                                                                                   ------------
                                                                                                   $  2,878,649
---------------------------------------------------------------------------------------------------------------
                              Regional Banks -- 0.4%
       600,000(b)(e)          PNC Financial Services Group, Inc., 4.482%                           $    600,948
                                                                                                   ------------
                              Total Banks                                                          $  3,479,597
---------------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 5.0%
                              Aerospace & Defense -- 0.9%
       400,000                ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                             $    412,000
       680,000                DynCorp International, Inc., 10.375%, 7/1/17                              581,400
       435,000                LMI Aerospace, Inc., 7.375%, 7/15/19 (144A)                               440,437
                                                                                                   ------------
                                                                                                   $  1,433,837
---------------------------------------------------------------------------------------------------------------
                              Building Products -- 0.2%
       300,000                USG Corp., 7.875%, 3/30/20 (144A)                                    $    324,750
---------------------------------------------------------------------------------------------------------------
                              Construction & Engineering -- 0.7%
       900,000                Empresas ICA S.A.B. de CV, 8.9%, 2/4/21 (144A)                       $    829,980
     1,200,000(d)             OAS Investments GmbH, 8.25%, 10/19/19 (144A)                              210,000
                                                                                                   ------------
                                                                                                   $  1,039,980
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Construction & Farm Machinery & Heavy
                              Trucks -- 0.7%
       360,000                Meritor, Inc., 6.75%, 6/15/21                                        $    376,200
       660,000                Navistar International Corp., 8.25%, 11/1/21                              652,575
                                                                                                   ------------
                                                                                                   $  1,028,775
---------------------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.4%
       750,000                WireCo WorldGroup, Inc., 9.5%, 5/15/17                               $    660,000
---------------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.3%
       455,000                JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                       $    493,675
---------------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.9%
       560,000                Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                             $    530,600
       450,000                Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)                              456,750
       263,000(f)(g)          Liberty Tire Recycling LLC, 11.0% (11.0% PIK
                              0.0% cash), 3/31/21 (144A)                                                239,330
       150,000                Xerium Technologies, Inc., 8.875%, 6/15/18                                155,625
                                                                                                   ------------
                                                                                                   $  1,382,305
---------------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.9%
       150,000                H&E Equipment Services, Inc., 7.0%, 9/1/22                           $    157,125
     1,090,000                TRAC Intermodal LLC / TRAC Intermodal Corp.,
                              11.0%, 8/15/19                                                          1,193,550
                                                                                                   ------------
                                                                                                   $  1,350,675
                                                                                                   ------------
                              Total Capital Goods                                                  $  7,713,997
---------------------------------------------------------------------------------------------------------------
                              COMMERCIAL & PROFESSIONAL SERVICES -- 1.7%
                              Commercial Printing -- 0.5%
       700,000                Multi-Color Corp., 6.125%, 12/1/22 (144A)                            $    728,000
---------------------------------------------------------------------------------------------------------------
                              Diversified Support Services -- 0.9%
       950,000                NANA Development Corp., 9.5%, 3/15/19 (144A)                         $    907,250
       260,000                TMS International Corp., 7.625%, 10/15/21 (144A)                          260,000
       280,000                Transfield Services, Ltd., 8.375%, 5/15/20 (144A)                         298,200
                                                                                                   ------------
                                                                                                   $  1,465,450
---------------------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- 0.3%
       415,000                Interface Security Systems Holdings, Inc. / Interface
                              Security Systems LLC, 9.25%, 1/15/18                                 $    420,188
                                                                                                   ------------
                              Total Commercial & Professional Services                             $  2,613,638
---------------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 2.0%
                              Home Furnishings -- 0.4%
       535,000                Tempur Sealy International, Inc., 6.875%, 12/15/20                   $    569,775
---------------------------------------------------------------------------------------------------------------
                              Homebuilding -- 0.4%
       605,000(d)             Desarrolladora Homex SAB de CV, 9.5%,
                              12/11/19 (144A)                                                      $     39,264

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 25

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Homebuilding -- (continued)
       250,000                KB Home, 7.0%, 12/15/21                                              $    260,625
       340,000                KB Home, 7.625%, 5/15/23                                                  354,025
                                                                                                   ------------
                                                                                                   $    653,914
---------------------------------------------------------------------------------------------------------------
                              Household Products -- 0.2%
       360,000                Springs Industries, Inc., 6.25%, 6/1/21                              $    355,950
---------------------------------------------------------------------------------------------------------------
                              Leisure Products -- 0.9%
     1,000,000                Icon Health & Fitness, Inc., 11.875%,
                              10/15/16 (144A)                                                      $    997,500
       375,000                PC Nextco Holdings LLC / PC Nextco Finance, Inc.,
                              8.75%, 8/15/19                                                            382,500
                                                                                                   ------------
                                                                                                   $  1,380,000
---------------------------------------------------------------------------------------------------------------
                              Textiles -- 0.1%
       195,000                Polymer Group, Inc., 6.875%, 6/1/19 (144A)                           $    185,250
                                                                                                   ------------
                              Total Consumer Durables & Apparel                                    $  3,144,889
---------------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 2.9%
                              Business Services -- 0.8%
       750,000                Sitel LLC / Sitel Finance Corp., 11.0%, 8/1/17 (144A)                $    774,375
       500,000                Sitel LLC / Sitel Finance Corp., 11.5%, 4/1/18                            450,000
                                                                                                   ------------
                                                                                                   $  1,224,375
---------------------------------------------------------------------------------------------------------------
                              Casinos & Gaming -- 1.0%
       780,661(d)(f)          Mashantucket Western Pequot Tribe, 6.5% (5.5%
                              PIK 1.0% cash), 7/1/36                                               $      9,758
       365,000                MGM Resorts International, 6.0%, 3/15/23                                  378,003
       100,000                Scientific Games International, Inc., 6.25%, 9/1/20                        72,750
     1,200,000                Scientific Games International, Inc., 10.0%,
                              12/1/22 (144A)                                                          1,113,000
                                                                                                   ------------
                                                                                                   $  1,573,511
---------------------------------------------------------------------------------------------------------------
                              Hotels, Resorts & Cruise Lines -- 0.3%
       325,000                Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                          $    360,327
---------------------------------------------------------------------------------------------------------------
                              Leisure Facilities -- 0.6%
EUR    800,000                Cirsa Funding Luxembourg SA, 8.75%, 5/15/18 (144A)                   $    922,008
---------------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 0.2%
       315,000                StoneMor Partners LP / Cornerstone Family Services
                              of WV, 7.875%, 6/1/21                                                $    331,538
                                                                                                   ------------
                              Total Consumer Services                                              $  4,411,759
---------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 2.1%
                              Asset Management & Custody Banks -- 0.4%
       590,000                Janus Capital Group, Inc., 6.7%, 6/15/17                             $    646,229
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Consumer Finance -- 0.8%
       445,000                Jefferies Finance LLC / JFIN Co-Issuer Corp.,
                              7.375%, 4/1/20 (144A)                                                $    439,437
       406,687                Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                                  422,052
       440,000                TMX Finance LLC / TitleMax Finance Corp., 8.5%,
                              9/15/18 (144A)                                                            314,600
                                                                                                   ------------
                                                                                                   $  1,176,089
---------------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.2%
       450,000(b)(e)          Goldman Sachs Capital II, 4.0%                                       $    349,875
---------------------------------------------------------------------------------------------------------------
                              Multi-Sector Holdings -- 0.3%
       520,000                Constellation Enterprises LLC, 10.625%,
                              2/1/16 (144A)                                                        $    468,000
---------------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.4%
       375,000(f)             Igloo Holdings Corp., 8.25% (9.0% PIK 8.25% cash),
                              15/17 (144A)                                                         $    381,094
       175,000                Nationstar Mortgage LLC / Nationstar Capital Corp.,
                              6.5%, 7/1/21                                                              170,625
                                                                                                   ------------
                                                                                                   $    551,719
                                                                                                   ------------
                              Total Diversified Financials                                         $  3,191,912
---------------------------------------------------------------------------------------------------------------
                              ENERGY -- 9.2%
                              Coal & Consumable Fuels -- 0.5%
       400,000(d)             James River Coal Co., 7.875%, 4/1/19                                 $         40
       715,000                Penn Virginia Corp., 8.5%, 5/1/20                                         697,125
                                                                                                   ------------
                                                                                                   $    697,165
---------------------------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- 0.3%
MXN    540,000                Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                           $     34,091
       325,000                YPF SA, 8.875%, 12/19/18 (144A)                                           343,281
                                                                                                   ------------
                                                                                                   $    377,372
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Drilling -- 0.5%
       730,000                Ocean Rig UDW, Inc., 7.25%, 4/1/19 (144A)                            $    490,925
       320,000                Shelf Drill Holdings, Ltd., 8.625%, 11/1/18 (144A)                        277,600
                                                                                                   ------------
                                                                                                   $    768,525
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.2%
       425,000                McDermott International, Inc., 8.0%, 5/1/21 (144A)                   $    371,742
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 6.1%
       100,000                Comstock Resources, Inc., 7.75%, 4/1/19                              $     48,110
       750,000                Comstock Resources, Inc., 9.5%, 6/15/20                                   375,000
       750,000                EP Energy LLC / EP Energy Finance, Inc.,
                              9.375%, 5/1/20                                                            802,500
       360,000                GeoPark Latin America, Ltd., Agencia en Chile,
                              7.5%, 2/11/20 (144A)                                                      306,000

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 27

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- (continued)
       570,000                Gulfport Energy Corp., 7.75%, 11/1/20                                $    601,350
       705,000                Halcon Resources Corp., 9.75%, 7/15/20                                    578,100
       630,000                Memorial Production Partners LP / Memorial
                              Production Finance Corp., 7.625%, 5/1/21                                  615,825
       600,000                Midstates Petroleum Co., Inc., 9.25%, 6/1/21                              318,000
       350,000                MIE Holdings Corp., 7.5%, 4/25/19 (144A)                                  255,500
     1,365,000                Northern Oil & Gas, Inc., 8.0%, 6/1/20                                  1,308,694
       450,000                Novatek OAO via Novatek Finance Ltd., 4.422%,
                              12/13/22 (144A)                                                           378,000
       535,000                PDC Energy, Inc., 7.75%, 10/15/22                                         569,775
       750,000                PetroQuest Energy, Inc., 10.0%, 9/1/17                                    652,500
       240,000(d)             Quicksilver Resources, Inc., 7.125%, 4/1/16                                 2,400
       375,000                Rice Energy, Inc., 6.25%, 5/1/22                                          376,875
       285,000                Rosetta Resources, Inc., 5.875%, 6/1/24                                   282,862
       310,000                RSP Permian, Inc., 6.625%, 10/1/22 (144A)                                 321,780
     1,170,000                Sanchez Energy Corp., 7.75%, 6/15/21                                    1,219,725
       335,000                Talos Production LLC / Talos Production Finance,
                              Inc., 9.75%, 2/15/18 (144A)                                               288,100
                                                                                                   ------------
                                                                                                   $  9,301,096
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 0.4%
       669,000                Calumet Specialty Products Partners LP / Calumet
                              Finance Corp., 6.5%, 4/15/21 (144A)                                  $    665,655
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 1.2%
       450,000(a)             Energy Transfer Partners LP, 3.296%, 11/1/66                         $    388,688
       925,000                Sunoco LP / Sunoco Finance Corp., 6.375%,
                              4/1/23 (144A)                                                             962,000
       520,000                Western Refining Logistics LP / WNRL Finance Corp.,
                              7.5%, 2/15/23 (144A)                                                      540,800
                                                                                                   ------------
                                                                                                   $  1,891,488
                                                                                                   ------------
                              Total Energy                                                         $ 14,073,043
---------------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.6%
                              Food Distributors -- 0.6%
       900,000                JBS Investments GmbH, 7.25%, 4/3/24 (144A)                           $    938,700
                                                                                                   ------------
                              Total Food & Staples Retailing                                       $    938,700
---------------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 8.2%
                              Agricultural Products -- 1.0%
       900,000                Pinnacle Operating Corp., 9.0%, 11/15/20 (144A)                      $    911,250
       520,000                Southern States Cooperative, Inc., 10.0%,
                              8/15/21 (144A)                                                            491,400
       225,000                Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                                100,125
                                                                                                   ------------
                                                                                                   $  1,502,775
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 6.1%
       225,000                Agrokor DD, 8.875%, 2/1/20 (144A)                                    $    247,563
EUR    200,000                Agrokor DD, 9.875%, 5/1/19 (144A)                                         242,218
       650,000                Bertin SA / Bertin Finance, Ltd., 10.25%,
                              10/5/16 (144A)                                                            710,440
       500,000                CFG Investment SAC, 9.75%, 7/30/19 (144A)                                 478,800
       136,000                Chiquita Brands International, Inc. / Chiquita
                              Brands LLC, 7.875%, 2/1/21                                                148,580
       491,000                Corporacion Pesquera Inca SAC, 9.0%,
                              2/10/17 (144A)                                                            490,754
     1,100,000                FAGE Dairy Industry SA / FAGE USA Dairy Industry,
                              Inc., 9.875%, 2/1/20 (144A)                                             1,156,375
       515,000                Marfrig Holding Europe BV, 6.875%, 6/24/19 (144A)                         458,350
       800,000                Marfrig Holding Europe BV, 8.375%, 5/9/18 (144A)                          777,840
       700,000                Marfrig Holding Europe BV, 11.25%, 9/20/21 (144A)                         672,070
       475,000                Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                               464,313
       700,000                MHP SA, 8.25%, 4/2/20 (144A)                                              560,000
     1,600,000                Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                            1,596,000
       200,000                Minerva Luxembourg SA, 12.25%, 2/10/22 (144A)                             219,800
       600,000                Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)                              490,500
       640,000                Post Holdings, Inc., 6.75%, 12/1/21 (144A)                                647,360
                                                                                                   ------------
                                                                                                   $  9,360,963
---------------------------------------------------------------------------------------------------------------
                              Soft Drinks -- 0.2%
       355,000                Cott Beverages, Inc., 5.375%, 7/1/22 (144A)                          $    341,262
---------------------------------------------------------------------------------------------------------------
                              Tobacco -- 0.9%
     1,645,000                Alliance One International, Inc., 9.875%, 7/15/21                    $  1,431,150
                                                                                                   ------------
                              Total Food, Beverage & Tobacco                                       $ 12,636,150
---------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 2.7%
                              Health Care Equipment & Services -- 0.6%
       831,000                Physio-Control International, Inc., 9.875%,
                              1/15/19 (144A)                                                       $    887,092
---------------------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 0.6%
       700,000                Kindred Healthcare, Inc., 6.375%, 4/15/22                            $    721,000
       200,000                United Surgical Partners International, Inc.,
                              9.0%, 4/1/20                                                              214,750
                                                                                                   ------------
                                                                                                   $    935,750
---------------------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.9%
       425,000                BioScrip, Inc., 8.875%, 2/15/21 (144A)                               $    381,438
       990,000                Truven Health Analytics, Inc., 10.625%, 6/1/20                          1,041,975
                                                                                                   ------------
                                                                                                   $  1,423,413
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 29

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Health Care Supplies -- 0.4%
       500,000                Immucor, Inc., 11.125%, 8/15/19                                      $    537,500
---------------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.2%
       275,000                Emdeon, Inc., 11.0%, 12/31/19                                        $    301,125
                                                                                                   ------------
                              Total Health Care Equipment & Services                               $  4,084,880
---------------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                              Household Products -- 0.2%
EUR    350,000(a)             Hydra Dutch Holdings 2BV, 5.511%, 4/15/19 (144A)                     $    362,057
---------------------------------------------------------------------------------------------------------------
                              Personal Products -- 0.2%
       345,000                Monitronics International, Inc., 9.125%, 4/1/20                      $    341,550
                                                                                                   ------------
                              Total Household & Personal Products                                  $    703,607
---------------------------------------------------------------------------------------------------------------
                              INDUSTRIALS -- 0.1%
                              Agricultural & Farm Machinery -- 0.1%
       150,000                Titan International, Inc., 6.875%, 10/1/20                           $    136,125
                                                                                                   ------------
                              Total Industrials                                                    $    136,125
---------------------------------------------------------------------------------------------------------------
                              INSURANCE -- 28.8%
                              Insurance Brokers -- 0.0%+
GBP     10,489(a)(j)       Towergate Finance Plc, 8.5%, 3/2/20 (144A)                           $     16,096
---------------------------------------------------------------------------------------------------------------
                              Life & Health Insurance -- 0.4%
GBP     59,442                TIG FINCO Plc, 8.75%, 4/2/20                                         $     91,220
       500,000(a)             Vitality Re VI, Ltd., 2.1%, 1/8/18 (144A) (Cat Bond)                      500,600
                                                                                                   ------------
                                                                                                   $    591,820
---------------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 5.4%
     6,000,000(c)(g)          Fixed Income Trust Series 2013-A, 0.0%,
                              10/15/97 (144A)                                                      $  4,354,042
     2,000,000(a)             MultiCat Mexico, Ltd., Class A, 7.5%, 12/4/15
                              (144A) (Cat Bond)                                                       1,994,200
        80,000(b)(e)          White Mountains Insurance Group, Ltd., 7.506%,
                              5/29/49 (144A)                                                             83,800
                                                                                                   ------------
                                                                                                   $  6,433,042
---------------------------------------------------------------------------------------------------------------
                              Reinsurance -- 23.0%
     1,000,000(a)             Alamo Re, Ltd., 6.35%, 6/7/17 (144A) (Cat Bond)                      $  1,003,700
     1,500,000                Arlington Segregated Account (Kane SAC, Ltd.),
                              Variable Rate Notes, 8/1/15                                             1,691,100
EUR    750,000(a)             ATLAS Reinsurance VII, 3.65%, 1/7/16 (144A)                               851,480
     2,008,000                Berkeley Segregated Account (Kane SAC, Ltd.),
                              Variable Rate Notes, 6/12/15                                            2,112,215
       800,000                Carnoustie Segregated Account (Kane SAC, Ltd.),
                              Variable Rate Notes, 2/19/16                                              850,640
     1,018,720                Clarendon Segregated Account (Kane SAC, Ltd.),
                              Variable Rate Notes, 7/14/15                                            1,007,005

The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
     1,750,000(a)             East Lane Re VI, Ltd., 2.75%, 3/14/18 (144A)
                              (Cat Bond)                                                           $  1,719,375
     2,740,500                Exeter Segregated Account (Kane SAC, Ltd.),
                              Variable Rate Notes, 1/7/16                                             2,754,750
     1,000,000                Fairfield Segregated Account (Kane SAC, Ltd.),
                              Variable Rate Notes, 2/2/16                                               942,100
     2,000,000(a)             Gator Re, Ltd., 6.68%, 1/9/17 (144A) (Cat Bond)                         1,842,800
     2,000,000                Gloucester Segregated Account (Kane SAC, Ltd.),
                              Variable Rate Notes, 6/12/15                                            1,978,600
     1,500,000(a)             Ibis Re II, Ltd., 4.0%, 6/28/16 (144A) (Cat Bond)                       1,502,100
     2,000,000(h)             Lahinch 2015, 6/15/16                                                   1,922,200
     1,750,000(a)             Longpoint Re, Ltd. III, 3.96%, 5/18/16 (144A)
                              (Cat Bond)                                                              1,755,425
     1,450,000(h)             Lorenz Re, Ltd., 3/31/18                                                1,458,555
     1,000,000(a)             Merna Reinsurance V, Ltd., 2.0%, 4/7/17 (144A)
                              (Cat Bond)                                                                994,900
       750,000(a)             MetroCat Re, Ltd., 4.5%, 8/5/16 (144A) (Cat Bond)                         758,850
     3,000,000                Pangaea Re, 2/1/19                                                      3,170,100
     2,004,948                PI-6, Series C -- 2014 (Kane SAC Ltd.), Variable
                              Rate Notes, 7/7/16                                                      1,996,126
     1,000,000(a)             Queen Street VIII Re, Ltd., 6.5%, 6/8/16 (144A)
                              (Cat Bond)                                                              1,005,800
     2,000,000(a)             Queen Street X Re, Ltd., 5.75%, 6/8/18 (144A)
                              (Cat Bond)                                                              2,000,800
     1,000,000(a)             Residential Reinsurance 2012, Ltd., 22.0%,
                              6/6/16 (144A) (Cat Bond)                                                1,111,200
         5,731(h)             Sector Re V, Ltd., Series 3, Class C, 12/1/17 (144A)                       69,810
         2,582(h)             Sector Re V, Ltd., Series 4, Class A, 3/30/19 (144A)                      433,964
     1,000,000(h)             Silverton RE, Ltd., 9/18/17 (144A)                                      1,071,000
     1,000,000(h)             Silverton RE, Ltd., 9/16/16 (144A)                                         63,800
     1,000,000                St. Andrews Segregated Account (Kane SAC, Ltd.),
                              Variable Rate Notes, 1/22/16                                            1,015,200
                                                                                                   ------------
                                                                                                   $ 37,083,595
                                                                                                   ------------
                              Total Insurance                                                      $ 44,123,553
---------------------------------------------------------------------------------------------------------------
                              MATERIALS -- 8.8%
                              Commodity Chemicals -- 0.6%
       300,000                Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                         $    408,539
       175,000                Hexion US Finance Corp., 6.625%, 4/15/20                                  163,625
EUR    250,000                KP Germany Erste GmbH, 11.625%, 7/15/17 (144A)                            303,588
                                                                                                   ------------
                                                                                                   $    875,752
---------------------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.4%
       389,000                Cemex Espana Luxembourg, 9.875%, 4/30/19 (144A)                      $    429,604
       300,000(e)             Magnesita Finance, Ltd., 8.625% (144A)                                    243,000
                                                                                                   ------------
                                                                                                   $    672,604
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 31

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 0.4%
       660,000                Evolution Escrow Issuer LLC, 7.5%, 3/15/22 (144A)                    $    668,250
---------------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 1.1%
       109,000                Boart Longyear Management Pty, Ltd., 10.0%,
                              10/1/18 (144A)                                                       $    111,725
       300,000                FMG Resources August 2006 Pty, Ltd., 9.75%,
                              3/1/22 (144A)                                                             309,188
       390,717                Mirabela Nickel, Ltd., 9.5%, 6/24/19                                      277,409
       180,000                Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                      173,025
       750,000                Vedanta Resources Plc, 9.5%, 7/18/18 (144A)                               778,125
                                                                                                   ------------
                                                                                                   $  1,649,472
---------------------------------------------------------------------------------------------------------------
                              Gold -- 0.1%
        85,000                IAMGOLD Corp., 6.75%, 10/1/20 (144A)                                 $     72,675
---------------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.2%
       250,522(f)             Ardagh Finance Holdings SA, 8.625%(8.625%
                              PIK 0.0% cash), 6/15/19 (144A)                                       $    267,432
---------------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 2.5%
       606,510(c)             Bio Pappel SAB de CV, 10.0%, 8/27/16                                 $    604,993
       580,000                Exopack Holding Corp., 10.0%, 6/1/18 (144A)                               611,900
       500,000                Reynolds Group Issuer, Inc., 9.0%, 4/15/19                                523,750
       475,000                Reynolds Group Issuer, Inc., 9.875%, 8/15/19                              506,172
EUR  1,365,000                SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)                       1,644,161
                                                                                                   ------------
                                                                                                   $  3,890,976
---------------------------------------------------------------------------------------------------------------
                              Paper Products -- 1.7%
       675,000                Appvion, Inc., 9.0%, 6/1/20 (144A)                                   $    442,125
       500,000                Mercer International, Inc., 7.0%, 12/1/19                                 530,525
       840,000                Resolute Forest Products, Inc., 5.875%, 5/15/23                           809,550
       545,000                Sappi Papier Holding GmbH, 8.375%,
                              6/15/19 (144A)                                                            581,788
       255,000                Unifrax I LLC / Unifrax Holding Co., 7.5%,
                              2/15/19 (144A)                                                            262,650
                                                                                                   ------------
                                                                                                   $  2,626,638
---------------------------------------------------------------------------------------------------------------
                              Steel -- 1.8%
       500,000                Cliffs Natural Resources, Inc., 8.25%, 3/31/20 (144A)                $    490,000
       250,000                Evraz Group SA, 9.5%, 4/24/18 (144A)                                      255,625
       190,000                JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                              158,602
       585,000                Optima Specialty Steel, Inc., 12.5%, 12/15/16 (144A)                      600,356
       850,000                Ryerson, Inc., 9.0%, 10/15/17                                             865,470
       350,000                United States Steel Corp., 7.5%, 3/15/22                                  358,313
                                                                                                   ------------
                                                                                                   $  2,728,366
                                                                                                   ------------
                              Total Materials                                                      $ 13,452,165
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              MEDIA -- 3.0%
                              Broadcasting -- 0.2%
       400,000                Intelsat Luxembourg SA, 7.75%, 6/1/21                                $    367,500
---------------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 2.2%
     1,710,000                AMC Entertainment, Inc., 9.75%, 12/1/20                              $  1,859,625
       600,000                Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                                613,500
       225,000                Regal Entertainment Group, 5.75%, 2/1/25                                  224,437
       625,000                WMG Acquisition Corp., 6.75%, 4/15/22 (144A)                              593,750
                                                                                                   ------------
                                                                                                   $  3,291,312
---------------------------------------------------------------------------------------------------------------
                              Publishing -- 0.6%
       855,000                Gannett Co., Inc., 6.375%, 10/15/23                                  $    925,538
                                                                                                   ------------
                              Total Media                                                          $  4,584,350
---------------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 1.0%
                              Biotechnology -- 0.9%
       300,000                ConvaTec Healthcare E SA, 10.5%, 12/15/18 (144A)                     $    317,250
     1,043,000                Lantheus Medical Imaging, Inc., 9.75%, 5/15/17                          1,024,748
                                                                                                   ------------
                                                                                                   $  1,341,998
---------------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.1%
       208,000                DPx Holdings BV, 7.5%, 2/1/22 (144A)                                 $    218,140
                                                                                                   ------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences                 $  1,560,138
---------------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 1.4%
                              Diversified REIT -- 0.1%
       200,000                CNL Lifestyle Properties, Inc., 7.25%, 4/15/19                       $    207,000
---------------------------------------------------------------------------------------------------------------
                              Real Estate Operating Companies -- 0.3%
       410,000                IRSA Inversiones y Representaciones SA, 8.5%,
                              2/2/17 (144A)                                                        $    410,000
---------------------------------------------------------------------------------------------------------------
                              Specialized REIT -- 1.0%
     1,520,000                Communications Sales & Leasing, Inc., 8.25%,
                              10/15/23 (144A)                                                      $  1,559,900
                                                                                                   ------------
                              Total Real Estate                                                    $  2,176,900
---------------------------------------------------------------------------------------------------------------
                              RETAILING -- 1.7%
                              Automotive Retail -- 0.7%
     1,100,000                DriveTime Automotive Group, Inc. / DT Acceptance
                              Corp., 8.0%, 6/1/21 (144A)                                           $  1,069,750
---------------------------------------------------------------------------------------------------------------
                              Computer & Electronics Retail -- 0.1%
       235,000                Rent-A-Center, Inc., 6.625%, 11/15/20                                $    232,039
---------------------------------------------------------------------------------------------------------------
                              Department Stores -- 0.8%
       300,000                Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)                       $    315,000

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 33

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Department Stores -- (continued)
       625,000                Grupo Famsa SAB de CV, 7.25%, 6/1/20 (144A)                          $    556,250
       350,000                Neiman Marcus Group, Ltd., LLC, 8.0%,
                              10/15/21 (144A)                                                           375,375
                                                                                                   ------------
                                                                                                   $  1,246,625
---------------------------------------------------------------------------------------------------------------
                              Specialty Stores -- 0.1%
        85,000                Outerwall, Inc., 6.0%, 3/15/19                                       $     83,300
                                                                                                   ------------
                              Total Retailing                                                      $  2,631,714
---------------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.5%
                              Semiconductors -- 0.5%
        85,000                Advanced Micro Devices, Inc., 6.75%, 3/1/19                          $     73,950
       285,000                Advanced Micro Devices, Inc., 7.0%, 7/1/24                                221,588
       500,000                Advanced Micro Devices, Inc., 7.5%, 8/15/22                               410,000
                                                                                                   ------------
                              Total Semiconductors & Semiconductor Equipment                       $    705,538
---------------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.5%
                              Data Processing & Outsourced Services -- 0.5%
       404,000                First Data Corp., 8.25%, 1/15/21 (144A)                              $    428,365
       162,000                First Data Corp., 10.625%, 6/15/21                                        183,820
       225,000                NeuStar, Inc., 4.5%, 1/15/23                                              198,000
                                                                                                   ------------
                              Total Software & Services                                            $    810,185
---------------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                              Electronic Equipment & Instruments -- 0.2%
       315,000                Zebra Technologies Corp., 7.25%, 10/15/22 (144A)                     $    340,200
                                                                                                   ------------
                              Total Technology Hardware & Equipment                                $    340,200
---------------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 2.6%
                              Integrated Telecommunication Services -- 1.5%
       186,000                Cincinnati Bell, Inc., 8.75%, 3/15/18                                $    190,129
       300,000                Frontier Communications Corp., 8.75%, 4/15/22                             328,500
       750,000                GCI, Inc., 6.875%, 4/15/25 (144A)                                         768,750
       350,000                PAETEC Holding Corp., 9.875%, 12/1/18                                     368,288
       600,000                Windstream Corp., 7.5%, 6/1/22                                            571,500
                                                                                                   ------------
                                                                                                   $  2,227,167
---------------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 1.1%
       250,000                Altice Finco SA, 8.125%, 1/15/24 (144A)                              $    263,125
       300,000                Altice SA, 7.75%, 5/15/22 (144A)                                          303,003
       200,000                Mobile Telesystems OJSC via MTS International
                              Funding, Ltd., 5.0%, 5/30/23 (144A)                                       179,100
       340,000                Sprint Corp., 7.125%, 6/15/24                                             326,825
       275,000                Sprint Corp., 7.25%, 9/15/21                                              276,031

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- (continued)
       250,000                Unison Ground Lease Funding LLC, 5.78%,
                              3/15/20 (144A)                                                       $    250,747
RUB  6,100,000                VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)                               105,763
                                                                                                   ------------
                                                                                                   $  1,704,594
                                                                                                   ------------
                              Total Telecommunication Services                                     $  3,931,761
---------------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 3.3%
                              Airlines -- 0.7%
       545,000                Gol LuxCo SA, 8.875%, 1/24/22 (144A)                                 $    417,778
       155,000                Intrepid Aviation Group Holdings LLC / Intrepid
                              Finance Co., 6.875%, 2/15/19 (144A)                                       146,475
       500,000                TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                                510,000
                                                                                                   ------------
                                                                                                   $  1,074,253
---------------------------------------------------------------------------------------------------------------
                              Airport Services -- 0.9%
       534,520                Aeropuertos Argentina 2000 SA, 10.75%,
                              12/1/20 (144A)                                                       $    566,591
       800,000                Aguila 3 SA, 7.875%, 1/31/18 (144A)                                       808,000
                                                                                                   ------------
                                                                                                   $  1,374,591
---------------------------------------------------------------------------------------------------------------
                              Highways & Railtracks -- 0.2%
MXN  4,500,000                Red de Carreteras de Occidente SAPIB de CV,
                              9.0%, 6/10/28 (144A)                                                 $    284,749
---------------------------------------------------------------------------------------------------------------
                              Marine -- 0.4%
       500,000                Far East Capital, Ltd. SA, 8.0%, 5/2/18                              $    257,500
       375,000                Navios South American Logistics, Inc. / Navios
                              Logistics Finance US, Inc., 7.25%, 5/1/22 (144A)                          363,750
                                                                                                   ------------
                                                                                                   $    621,250
---------------------------------------------------------------------------------------------------------------
                              Railroads -- 0.5%
       366,315(f)             AAF Holdings LLC / AAF Finance Co., 12.0% (12.75%
                              PIK 12.0% cash), 7/1/19 (144A)                                       $    335,178
       485,000                Florida East Coast Holdings Corp., 6.75%,
                              5/1/19 (144A)                                                             482,575
                                                                                                   ------------
                                                                                                   $    817,753
---------------------------------------------------------------------------------------------------------------
                              Trucking -- 0.6%
     1,000,000                Jack Cooper Holdings Corp., 9.25%, 6/1/20 (144A)                     $    862,500
                                                                                                   ------------
                              Total Transportation                                                 $  5,035,096
---------------------------------------------------------------------------------------------------------------
                              UTILITIES -- 1.7%
                              Electric Utilities -- 1.4%
       500,000                Cia de Energia Electrica en Alta Tension Transener SA,
                              9.75%, 8/15/21 (144A)                                                $    432,500
       375,000                ContourGlobal Power Holdings SA, 7.125%,
                              6/1/19 (144A)                                                             391,313

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 35

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              Electric Utilities -- (continued)
       225,000                DTEK Finance Plc, 7.875%, 4/4/18 (144A)                              $    101,250
       419,000                Empresa Distrbuidora Y Comercializadora Norte,
                              9.75%, 10/25/22 (144A)                                                    337,295
       460,000(b)             Enel S.p.A., 8.75%, 9/24/73 (144A)                                        553,610
       225,000                PNM Resources, Inc., 9.25%, 5/15/15                                       225,451
                                                                                                   ------------
                                                                                                   $  2,041,419
---------------------------------------------------------------------------------------------------------------
                              Gas Utilities -- 0.3%
       492,450                Transportadora de Gas del Sur SA, 9.625%,
                              5/14/20 (144A)                                                       $    504,761
                                                                                                   ------------
                              Total Utilities                                                      $  2,546,180
---------------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS & NOTES
                              (Cost $141,755,542)                                                  $140,285,637
---------------------------------------------------------------------------------------------------------------
                              CONVERTIBLE BONDS & NOTES -- 2.4% of
                              Net Assets
                              DIVERSIFIED FINANCIALS -- 0.1%
                              Asset Management & Custody Banks -- 0.1%
       120,000                Apollo Investment Corp., 5.75%, 1/15/16                              $    123,300
                                                                                                   ------------
                              Total Diversified Financials                                         $    123,300
---------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                              Health Care Equipment & Services -- 1.0%
     1,040,000(c)             Hologic, Inc., 2.0%, 12/15/37                                        $  1,560,650
---------------------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.0%+
        15,000                Omnicare, Inc., 3.25%, 12/15/35                                      $     17,925
                                                                                                   ------------
                              Total Health Care Equipment & Services                               $  1,578,575
---------------------------------------------------------------------------------------------------------------
                              MATERIALS -- 1.2%
                              Diversified Chemicals -- 1.1%
     1,900,000(i)             Hercules, Inc., 6.5%, 6/30/29                                        $  1,730,187
---------------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.1%
       100,000                Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16                        $     98,250
                                                                                                   ------------
                              Total Materials                                                      $  1,828,437
---------------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 0.1%
                              Biotechnology -- 0.1%
       250,000                Corsicanto, Ltd., 3.5%, 1/15/32                                      $    245,313
                                                                                                   ------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences                 $    245,313
---------------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE BONDS & NOTES
                              (Cost $2,563,844)                                                    $  3,775,625
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- 6.5% of Net Assets
     3,000,000(a)             U.S. Treasury Notes, 0.09%, 7/31/16                                  $  3,000,045
     1,125,000(a)             U.S. Treasury Notes, 0.065%, 1/31/16                                    1,124,936
     2,975,000(a)             U.S. Treasury Notes, 0.073%, 10/31/16                                   2,974,230
     2,850,000(a)             U.S. Treasury Notes, 0.089%, 4/30/16                                    2,850,259
                                                                                                   ------------
                                                                                                   $  9,949,470
---------------------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $9,949,503)                                                    $  9,949,470
---------------------------------------------------------------------------------------------------------------
                              SOVEREIGN DEBT OBLIGATIONS -- 1.4% of
                              Net Assets
                              Argentina -- 0.5%
       365,000                City of Buenos Aires Argentina, 8.95%,
                              2/19/21 (144A)                                                       $    390,550
       329,440                Province of Salta Argentina, 9.5%, 3/16/22 (144A)                         332,734
                                                                                                   ------------
                                                                                                   $    723,284
---------------------------------------------------------------------------------------------------------------
                              Ireland -- 0.3%
       450,000                Vnesheconombank Via VEB Finance Plc, 6.902%,
                              7/9/20 (144A)                                                        $    430,875
---------------------------------------------------------------------------------------------------------------
                              Mexico -- 0.4%
MXN  8,870,000                Mexican Bonos, 7.75%, 11/13/42                                       $    665,916
MXN    318,826                Mexican Udibonos, 3.5%, 12/14/17                                           21,820
                                                                                                   ------------
                                                                                                   $    687,736
---------------------------------------------------------------------------------------------------------------
                              Zambia -- 0.2%
       300,000                Zambia Government International Bond, 5.375%,
                              9/20/22 (144A)                                                       $    277,299
---------------------------------------------------------------------------------------------------------------
                              TOTAL SOVEREIGN DEBT OBLIGATIONS
                              (Cost $2,133,652)                                                    $  2,119,194
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------------
                              COMMON STOCKS -- 1.5% of Net Assets
                              CAPITAL GOODS -- 0.0%+
                              Industrial Machinery -- 0.0%+
        10,289(g)(j)          Liberty Tire Recycling LLC                                           $        103
                                                                                                   ------------
                              Total Capital Goods                                                  $        103
---------------------------------------------------------------------------------------------------------------
                              ENERGY -- 0.2%
                              Oil & Gas Exploration & Production -- 0.2%
       207,100(j)             Halcon Resources Corp.                                               $    308,579
                                                                                                   ------------
                              Total Energy                                                         $    308,579
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 37

---------------------------------------------------------------------------------------------------------------
Shares                                                                                             Value
---------------------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.6%
                              Insurance Brokers -- 0.0%+
GBP     10,233(g)(j)          TopCo. Ltd.                                                          $      2,427
GBP        475(g)(j)          Towergate Finance Plc                                                         113
                                                                                                   ------------
                                                                                                   $      2,540
---------------------------------------------------------------------------------------------------------------
                              Reinsurance -- 0.6%
     1,000,000(j)             Altair Re III, Ltd.                                                  $  1,019,800
                                                                                                   ------------
                              Total Insurance                                                      $  1,022,340
---------------------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.1%
                              Diversified Metals & Mining -- 0.1%
AUD  1,275,623(j)             Mirabela Nickel, Ltd.                                                $    136,217
                                                                                                   ------------
                              Total Materials                                                      $    136,217
---------------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.6%
                              Air Freight & Logistics -- 0.5%
           943(j)             CEVA Holdings LLC                                                    $    707,483
---------------------------------------------------------------------------------------------------------------
                              Marine -- 0.1%
       247,509(j)             Horizon Lines, Inc.,                                                 $    173,256
                                                                                                   ------------
                              Total Transportation                                                 $    880,739
---------------------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $2,924,010)                                                    $  2,347,978
---------------------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCKS --
                              0.4% of Net Assets
                              DIVERSIFIED FINANCIALS -- 0.4%
                              Other Diversified Financial Services -- 0.4%
           470(e)             Bank of America Corp., 7.25%                                         $    544,730
                                                                                                   ------------
                              Total Diversified Financials                                         $    544,730
---------------------------------------------------------------------------------------------------------------
                              ENERGY -- 0.0%+
                              Oil & Gas Exploration & Production -- 0.0%+
           200(e)             Halcon Resources Corp., 5.75%                                        $     50,425
                                                                                                   ------------
                              Total Energy                                                         $     50,425
---------------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCKS
                              (Cost $524,900)                                                      $    595,155
---------------------------------------------------------------------------------------------------------------
                              PREFERRED STOCKS -- 2.1% of Net Assets
                              BANKS -- 0.4%
                              Diversified Banks -- 0.4%
           500(b)(e)          AgStar Financial Services ACA, 6.75%, (144A)                         $    522,781
                                                                                                   ------------
                              Total Banks                                                          $    522,781
---------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.7%
                              Other Diversified Financial Services -- 0.7%
        40,675(b)             GMAC Capital Trust I, 8.125%                                         $  1,068,939
                                                                                                   ------------
                              Total Diversified Financials                                         $  1,068,939
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

---------------------------------------------------------------------------------------------------------------
Shares                                                                                             Value
---------------------------------------------------------------------------------------------------------------
                              INSURANCE -- 1.0%
                              Insurance Brokers -- 0.4%
GBP    452,745(g)(j)          Towergate Finance Plc Class B                                        $    671,036
---------------------------------------------------------------------------------------------------------------
                              Reinsurance -- 0.6%
     1,563,217(j)             Altair Re II, Ltd.                                                   $    904,321
        15,000(j)             Lorenz Re, Ltd.                                                            37,500
                                                                                                   ------------
                                                                                                   $    941,821
                                                                                                   ------------
                              Total Insurance                                                      $  1,612,857
---------------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCKS
                              (Cost $2,834,102)                                                    $  3,204,577
---------------------------------------------------------------------------------------------------------------
                              WARRANTS -- 0.0%+
                              Insurance -- 0.0%+
                              Insurance Brokers
       452,745(h)(k)          Towergate Finance Plc (m)                                            $         --
---------------------------------------------------------------------------------------------------------------
                              TOTAL WARRANTS
                              (Cost $ --)                                                          $         --
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENTS --
                              0.9% of Net Assets
                              COMMERCIAL PAPER -- 0.9%
       550,000                Barclays Bank Plc, 0.13%, 5/1/15                                     $    550,000
       550,000                BNP Paribas SA, 0.05%, 5/1/15                                             549,998
       355,000                Prudential Funding LLC, 0.07%, 5/1/15                                     354,999
                                                                                                   ------------
                                                                                                   $  1,454,997
---------------------------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $1,455,000)                                                    $  1,454,997
---------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN SECURITIES -- 141.3%
                              (Cost -- $217,443,874) (k)(l)                                        $216,679,517
---------------------------------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- (41.3)%                              $(63,403,579)
---------------------------------------------------------------------------------------------------------------
                              NET ASSETS APPLICABLE TO
                              COMMON SHAREOWNERS -- 100.0%                                         $153,275,938
================================================================================================================

+          Amount rounds to less than 0.1%.

REIT       Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2015, the value of these securities amounted to $87,464,093, or 57.1% of total net assets applicable to common shareowners.

(Cat Bond) A catastrophe bond is a high-yield debt instrument this is usually insurance linked and meant to raise money in case of a catastrophe.

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 39

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
           (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2015.

(a) Floating rate note. The rate shown is the coupon rate at April 30, 2015.

(b) The interest rate is subject to change periodically. The interest rate shown is the rate at April 30, 2015.

(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at April 30, 2015.

(d)        Security is in default and is non income producing.

(e)        Security is perpetual in nature and has no stated maturity date.

(f) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(g) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers).

(h) Security issued with a zero coupon. Income is recognized through accretion of discount.

(i)        Security is priced as a unit.

(j)        Non-income producing.

(k) At April 30, 2015, the net unrealized depreciation on investments based on cost for federal tax purposes of $219,521,966 was as follows:

           Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                            $  9,778,379
           Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                             (12,620,828)
                                                                                   -------------
           Net unrealized depreciation                                             $ (2,842,449)
                                                                                   =============

For financial reporting purposes net unrealized depreciation on investments was $764,357 and cost of investments aggregated $217,443,874.

(l) Distributions of Investments by country of issue, as a percentage of total investments in securities, is as follows:

           United States                                                   68.0%
           Bermuda                                                          8.5
           Luxembourg                                                       4.6
           Cayman Islands                                                   4.5
           Argentina                                                        2.2
           Ireland                                                          1.9
           Netherlands                                                      1.7
           Mexico                                                           1.4
           Other (individually less than 1%)                                7.2
                                                                          ------
                                                                          100.0%
                                                                          ======

(m)        Towergate B Preferred warrants are exercisable into 136 Tig FinCo
           A shares.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2015 aggregated $107,445,539 and $109,206,095, respectively.

Principal amounts are denominated in U.S. dollars unless otherwise noted.

AUD        -- Australian Dollar
EUR        -- Euro
GBP        -- Great British Pound
MXN        -- Mexican Peso
RUB        -- Russian Ruble

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2015, in valuing the Trust's investments.

-------------------------------------------------------------------------------------------------------
                                        Level 1          Level 2         Level 3         Total
-------------------------------------------------------------------------------------------------------
Asset Backed Securities                 $           --   $   2,594,622   $          --   $   2,594,622
Collateralized Mortgage
   Obligations                                      --       2,414,885         165,062       2,579,947
Commercial Mortgage-Backed
   Securities                                       --         750,057              --         750,057
Senior Secured Floating Rate Loan
   Interests                                        --      47,022,258              --      47,022,258
Corporate Bonds & Notes
   Capital Goods
      Industrial Machinery                          --       1,142,975         239,330       1,382,305
   Insurance
      Insurance Brokers                             --              --          16,096          16,096
      Life & Health Insurance                       --          91,220         500,600         591,820
      Property & Casualty Insurance                 --       2,078,000       4,354,042       6,432,042
      Reinsurance                                   --      14,546,430      22,537,165      37,083,595
All Other Corporate Bonds & Notes                   --      94,779,779              --      94,779,779
Convertible Bonds & Notes                           --       3,775,625              --       3,775,625
U.S. Government and Agency
   Obligations                                      --       9,949,470              --       9,949,470
Sovereign Debt Obligations                          --       2,119,194              --       2,119,194
Common Stocks
   Capital Goods
      Industrial Machinery                          --              --             103             103
   Insurance
      Insurance Brokers                             --              --           2,540           2,540
      Reinsurance                                   --              --       1,019,800       1,019,800
   Transportation
      Air Freight & Logistics                       --         707,483              --         707,483

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 41

--------------------------------------------------------------------------------------------------------
                                         Level 1          Level 2         Level 3         Total
--------------------------------------------------------------------------------------------------------
All Other Common Stocks                  $      618,052   $          --   $          --   $     618,052
Convertible Preferred Stocks
   Energy
      Oil & Gas Exploration &
         Production                                  --          50,425              --          50,425
All Other Convertible Preferred
   Stocks                                       544,730              --              --         544,730
Preferred Stocks
   Banks
      Diversified Banks                              --         522,781              --         522,781
   Insurance
      Insurance Brokers                              --              --         671,036         671,036
      Reinsurance                                    --              --         941,821         941,821
All Other Preferred Stocks                    1,068,939              --              --       1,068,939
   Warrants
      Insurance Brokers                              --              --              --*             --*
Commercial Paper                                     --       1,454,997              --       1,454,997
--------------------------------------------------------------------------------------------------------
Total Investments in Securities          $    2,231,721   $ 184,000,201   $  30,447,595   $ 216,679,517
========================================================================================================
Other Financial Instruments
Net unrealized appreciation on forward
   foreign currency contracts            $           --   $          35   $          --   $          35
Net unrealized depreciation on forward
   foreign currency contracts                        --        (267,071)             --        (267,071)
--------------------------------------------------------------------------------------------------------
Total Other Financial Instruments        $           --   $    (267,036)  $          --   $    (267,036)
========================================================================================================

The following is a summary of the fair valuation of certain of the Trust's assets and liabilities as of April 30, 2015

--------------------------------------------------------------------------------------------------------
                                         Level 1          Level 2         Level 3         Total
--------------------------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value             $           --   $   2,727,733   $          --   $   2,727,733
Liabilities:
Outstanding borrowings                               --     (64,000,000)             --     (64,000,000)
--------------------------------------------------------------------------------------------------------
Total                                    $           --   $ (61,272,267)  $          --   $ (61,272,267)
========================================================================================================

*    Includes securities that are fair valued at $0.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------------------------------------
                                         Change in
                 Balance      Realized   unrealized                                    Accrued    Transfers  Transfers Balance
                 as of        gain       appreciation                                  discounts/ in to      out of    as of
                 4/30/14      (loss)(1)  (depreciation)(2)  Purchases   Sales          premiums   Level 3*   Level 3*  4/30/15
-----------------------------------------------------------------------------------------------------------------------------------
Collateralized
   Mortgage
   Obligations   $        --  $    490   $     736          $        -- $    (35,641)  $     62   $199,415   $    --   $   165,062
Corporate Bonds
   & Notes
Capital Goods
   Industrial
      Machinery           --        --        (471)             239,330           --        471         --        --       239,330
Insurance
   Insurance
      Brokers             --        --       1,143               14,953           --         --         --        --        16,096
   Life & Health
      Insurance           --        --         600              500,000           --         --         --        --       500,600
   Property &
      Casualty
      Insurance    3,588,313        --     765,543                   --           --        186         --        --     4,354,042
   Reinsurance     8,046,566     6,978     655,271           20,030,095   (6,502,563)   300,818         --        --    22,537,165
Materials
   Diversified
      Metals &
      Mining         146,250        --       3,750               50,000     (200,000)        --         --        --            --
Common
   Stocks
Capital
   Goods
   Industrial
      Machinery           --        --          --                  103           --         --         --        --           103
Insurance
   Insurance
      Brokers             --        --          --                2,540           --         --         --        --         2,540
   Reinsurance            --        --      23,300              996,500           --         --         --        --     1,019,800
Preferred Stocks
Insurance
   Insurance
      Brokers             --        --      (1,290)             672,326           --         --         --        --       671,036
   Reinsurance     6,852,231   156,024    (473,502)                  --   (5,592,932)        --         --        --       941,821
Warrants
   Insurance
      Brokers             --       --           --                   --           --         --         --        --            --*
-----------------------------------------------------------------------------------------------------------------------------------
Total            $18,633,360 $163,492    $ 975,080          $22,505,847 $(12,331,136)  $301,537   $199,415   $    --   $30,447,595
===================================================================================================================================

* Transfers are calculated on the beginning of period value. For the year ended 4/30/15, there were no transfers between Levels 1 and 2. For the year ended 4/30/15, securities with an aggregate market value of $199,415 transferred from Level 2 to Level 3 as there were no longer observable inputs available to determine their value.

(1) Realized gain (loss) on these securities is included in the realized gain
    (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 43

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 4/30/15: $1,734,692.

*    Includes securities that are fair valued at $0.

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at April 30, 2015. These amounts exclude valuations provided by a broker or through a third party insurance industry pricing model.

--------------------------------------------------------------------------------------------------------
                        Fair Value              Valuation             Unobservable
Asset Type               4/30/15              Technique (s)               Input            Value/Range
--------------------------------------------------------------------------------------------------------
Common Stocks           $    2,643         Market Comparables       EBITDA Multiples(1)    5.0x to 6.5x
--------------------------------------------------------------------------------------------------------
Preferred Stocks        $  671,036         Market Comparables       EBITDA Multiples(1)    5.0x to 5.5x
--------------------------------------------------------------------------------------------------------
Corporate Bonds         $4,593,372         Market Comparables       EBITDA Multiples(1)    5.0x to 6.5x
                                                                     Yield Premium(2)          1.05%
--------------------------------------------------------------------------------------------------------
Warrants                $        0          Enterprise Value          Residual Value            $0
--------------------------------------------------------------------------------------------------------

(1) An increase in this unobservable input would result in a higher fair value measurement, while a decrease would result in a lower fair value measurement.

(2) An increase in this unobservable input would result in a lower fair value measurement, while a decrease would result in a higher fair value measurement.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

Statement of Assets and Liabilities | 4/30/15

ASSETS:
  Investments in securities, at value (cost $217,443,874)                    $216,679,517
  Foreign currencies, at value (cost $2,748,480)                                2,727,733
  Receivables --
     Investment securities sold                                                 2,038,532
     Interest receivable                                                        2,763,310
  Net unrealized appreciation on forward foreign currency contracts                    35
------------------------------------------------------------------------------------------
        Total assets                                                         $224,209,127
------------------------------------------------------------------------------------------
LIABILITIES:
  Due to custodian                                                           $  1,318,932
  Payables --
     Outstanding borrowing                                                     64,000,000
     Trustees' fees                                                                   374
     Investment securities purchased                                            4,998,080
  Net unrealized depreciation on forward foreign currency contracts               267,071
  Due to affiliates                                                               151,355
  Administration fee payable                                                       70,438
  Interest expense payable                                                          5,862
  Accrued expenses                                                                121,077
------------------------------------------------------------------------------------------
        Total liabilities                                                    $ 70,933,189
------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                            $194,643,780
  Distributions in excess of net investment income                               (470,263)
  Accumulated net realized loss on investments, written options, and
     foreign currency transactions                                            (39,844,058)
  Net unrealized depreciation on investments                                     (764,357)
  Net unrealized depreciation on forward foreign currency contracts
     and other assets and liabilities denominated in foreign currencies          (289,164)
------------------------------------------------------------------------------------------
        Net assets applicable to common shareowners                          $153,275,938
------------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
  Based on $153,275,938 / 8,332,790 common shares                            $      18.39
==========================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 45

Statement of Operations

For the Year Ended 4/30/15

INVESTMENT INCOME:
  Interest                                                           $17,566,930
  Dividends                                                              337,063
  Facility and fees collected                                            209,444
------------------------------------------------------------------------------------------------
     Total investment income                                                       $ 18,113,437
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $ 1,914,827
  Administrative reimbursements                                          121,162
  Transfer agent fees and expenses                                         5,191
  Shareholder communications expense                                      12,571
  Custodian fees                                                          40,535
  Professional fees                                                       75,090
  Printing expenses                                                       12,012
  Trustees' fees                                                           5,895
  Pricing fees                                                            27,091
  Interest expense                                                       681,002
  Miscellaneous                                                           46,855
------------------------------------------------------------------------------------------------
     Net operating expenses                                                        $  2,942,231
------------------------------------------------------------------------------------------------
        Net investment income                                                      $ 15,171,206
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
WRITTEN OPTIONS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $(8,743,542)
     Written options                                                      11,073
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                  1,546,636   $ (7,185,833)
------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on:
     Investments                                                     $(6,081,043)
     Written options                                                      (7,021)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               (241,260)  $ (6,329,324)
------------------------------------------------------------------------------------------------
  Net loss on investments, written options, and foreign
     currency transactions                                                         $(13,515,157)
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $  1,656,049
================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                  Year Ended        Year Ended
                                                                  4/30/15           4/30/14
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $  15,171,206     $  16,463,899
Net realized loss on investments, written options, and
  foreign currency transactions                                      (7,185,833)       (4,012,420)
Change in net unrealized appreciation (depreciation)
  on investments, written options, and foreign
  currency transactions                                              (6,329,324)          958,090
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations        $   1,656,049     $  13,409,569
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income and previously undistributed net
   investment income ($1.83 and $2.29 per
   share, respectively)                                           $ (15,241,784)    $ (19,031,655)
--------------------------------------------------------------------------------------------------
      Total distributions to common shareowners                   $ (15,241,784)    $ (19,031,655)
--------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                     $     250,324     $     587,349
--------------------------------------------------------------------------------------------------
       Net increase in net assets from Trust share transactions   $     250,324     $     587,349
--------------------------------------------------------------------------------------------------
       Net decrease in net assets                                 $ (13,335,411)    $  (5,034,737)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                                   166,611,349       171,646,086
--------------------------------------------------------------------------------------------------
End of year                                                       $ 153,275,938     $ 166,611,349
--------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                  $    (470,263)    $  (1,667,878)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 47

Statement of Cash Flows

For the Year Ended 4/30/15

Cash Flows From Operating Activities:
   Net increase in net assets resulting from operations                          $   1,656,049
-----------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:
   Inflation indexed bond income                                                 $        (702)
   Purchases of investment securities                                             (102,748,302)
   Proceeds from disposition and maturity of investment securities                 110,483,288
   Net purchases of temporary cash investments                                      (1,455,000)
   Net accretion and amortization of discount/premium on investment securities        (927,790)
   Decrease in interest receivable                                                     740,402
   Decrease in reinvestment of distributions                                            40,953
   Decrease in other assets                                                             61,700
   Decrease in due to affiliates                                                       (11,725)
   Increase in trustees' fees payable                                                      374
   Increase in administration fees payable                                              12,259
   Increase in accrued expenses payable                                                  1,814
   Increase in interest expense payable                                                  2,791
   Change in unrealized depreciation on investments                                  6,081,043
   Change in unrealized depreciation on forward foreign currency contracts
      and foreign currency                                                             265,935
   Change in unrealized depreciation on written options                                  7,021
   Net realized loss on investments                                                  8,743,542
   Expiration of written options                                                       (11,073)
-----------------------------------------------------------------------------------------------
      Net cash and foreign currencies from operating activities                  $  22,942,579
-----------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
   Decrease in due to custodian                                                  $  (2,185,910)
   Payments on borrowings                                                           (3,000,000)
   Distributions to common shareowners                                             (15,241,784)
   Reinvestment of distributions                                                       250,324
-----------------------------------------------------------------------------------------------
      Net cash and foreign currencies used in financing activities               $ (20,177,370)
-----------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                               $     (37,476)
-----------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
   Beginning of the year                                                         $          --
-----------------------------------------------------------------------------------------------
   End of the year                                                               $   2,727,733
===============================================================================================
Cash Flow Information:
   Cash paid for interest                                                        $     678,211
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Year            Year
                                                              Year          Year         Year         Ended           Ended
                                                              Ended         Ended        Ended        4/30/12         4/30/11
                                                              4/30/15       4/30/14      4/30/13      (Consolidated)  (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of year                            $   20.03     $   20.70    $   19.51    $   21.01       $   20.17
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                                      $    1.82     $    1.98    $    2.24    $    2.10       $    2.03
   Net realized and unrealized gain (loss) on investments,
      written options, and foreign currency transactions          (1.63)        (0.36)        0.99        (1.64)           0.73
------------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                       $    0.19     $    1.62    $    3.23    $    0.46       $    2.76
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed net
      investment income                                       $   (1.83)*   $   (2.29)*  $   (2.04)   $   (1.96)      $   (1.92)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   (1.64)    $   (0.67)   $    1.19    $   (1.50)      $    0.84
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year (b)                              $   18.39     $   20.03    $   20.70    $   19.51       $   21.01
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of year (b)                                 $   17.42     $   20.85    $   21.82    $   20.13       $   21.95
====================================================================================================================================
Total return at market value (c)                                  (7.90)%        7.12%       19.98%        1.35%          17.95%
Ratios to average net assets of common shareowners:
   Total expenses plus interest expense (d)(e)                    1.85%         1.86%        1.97%        2.04%           2.20%
   Net investment income available to common shareowners          9.52%         9.88%       11.26%       10.75%          10.02%
Portfolio turnover                                                  48%           38%          34%          24%             30%
Net assets of common shareowners, end of year (in thousands)  $153,276      $166,611     $171,646     $161,146        $172,882

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 49

----------------------------------------------------------------------------------------------------------------------
                                                                                       Year             Year
                                                   Year        Year        Year        Ended            Ended
                                                   Ended       Ended       Ended       4/30/12          4/30/11
                                                   4/30/15     4/30/14     4/30/13     (Consolidated)   (Consolidated)
----------------------------------------------------------------------------------------------------------------------
Total amount of debt outstanding (in thousands)    $ 64,000    $ 67,000    $ 69,000    $ 69,000         $ 69,000
Asset coverage per indebtedness (in thousands)     $ 3,395     $ 3,487     $ 3,488     $ 3,335          $ 3,506
======================================================================================================================

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e) Includes interest expense of 0.43%, 0.45%, 0.48%, 0.56%, and 0.58%, respectively.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

Notes to Financial Statements | 4/30/15

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimate value of the instrument.
   Equity securities that have traded on an exchange are

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 51 valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

   Securities and senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair value on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

   Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

   At April 30, 2015, seven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing 3.4% of net assets. The value of these fair valued securities are $5,267,051.

B. Investment Income and Transactions

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend date in the exercise of reasonable diligence.

52 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

   Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

   The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of April 30, 2015,

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 53 the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

   The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

   At April 30, 2015, the Trust reclassified $1,268,193 to decrease distributions in excess of net investment income and $1,268,193 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

   At April 30, 2015, the Trust was permitted to carryforward $806,616 of short-term capital losses and $8,599,595 of long-term capital losses without limitation. Additionally, at April 30, 2015, the Trust had a net capital loss carryforward of $23,843,173 of which the following amounts will expire between 2016 and 2019 if not utilized: $231,744 in 2016, $413,150 in 2017,
   $21,948,862 in 2018, and $1,249,417 in 2019. Since unlimited losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

   The Trust has elected to defer $633,267 of short-term capital losses and $5,939,394 of long-term capital losses recognized between November 1, 2014 and April 30, 2015 to its fiscal year ending April 30, 2016.

   The tax character of distributions paid to shareowners during the years ended April 30, 2015 and April 30, 2014 were as follows:

   -----------------------------------------------------------------------------
                                                 2015                    2014
   -----------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                           $15,241,784             $19,031,655
   -----------------------------------------------------------------------------
        Total                                $15,241,784             $19,031,655
   =============================================================================

54 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

   The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2015:

   -----------------------------------------------------------------------------
                                                                            2015
   -----------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                    $  1,318,771
   Capital loss carryforward                                         (33,249,374)
   Late year loss deferrals                                           (6,572,661)
   Other book/tax temporary differences                               (1,811,057)
   Unrealized depreciation                                            (1,053,521)
   -----------------------------------------------------------------------------
        Total                                                       $(41,367,842)
   =============================================================================

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities and book/tax temporary differences.

F. Risks

   Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

   The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. The trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 55 irregular trading activity and extended settlement periods. Additionally, the Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. The return of principal and the payment of interest on event-linked instruments are contingent on the nonoccurrence of pre-defined "trigger" events, such as hurricane or an earthquake of a specific magnitude. In addition to the specific trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than would investments in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H. Automatic Dividend Reinvestment Plan

   All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
   Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

   If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

56 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

   Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

I. Option Writing

   The Trust may write put and covered call options to seek to increase total return. When an option is written, the Trust receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Trust writes an option, an amount equal to the premium received by the Trust is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Trust on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Trust has realized a gain or loss. The Trust as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 57

   The average value of option contracts open for the year ended April 30, 2015 was $659. There were no written call and put option contracts outstanding at year end.

   Transactions in written call options for the year ended April 30, 2015 are summarized as follows:

   -----------------------------------------------------------------------------
                                       Number of Contracts     Premiums Received
   -----------------------------------------------------------------------------
   Options open at beginning of year               672,138             $  11,073
   Options written                                      --                    --
   Options terminated in closing transactions           --                    --
   Options expired                                (672,138)              (11,073)
   -----------------------------------------------------------------------------
   Options open at end of period                        --             $      --
   =============================================================================

J. Purchased Options

   The Trust may purchase put and call options to seek increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Trust's financial statements. As the purchaser of an index option, the Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options during the year ended April 30, 2015 was $2,044. There were no purchased option contracts outstanding at year end.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the

58 Pioneer Diversified High Income Trust | Annual Report | 4/30/15 total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended April 30, 2015, the net management fee was 0.85% of the Trust's average daily managed assets, which was equivalent to 1.20% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At April 30, 2015, $221,793 was payable to PIM related to management costs, administrative costs and certain other services is included in "Affiliated expenses payable" and "Administration fees payable" on the Statement of Assets and Liabilities.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended April 30, 2015, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

At April 30, 2015, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended April 30, 2015 was $12,692,322.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 59

Open forward foreign currency contracts at April 30, 2015, were as follows:

-----------------------------------------------------------------------------------------------------
                                    Quantity/
Security                            Purchased/   Book         Settlement    US$ Value    Unrealized
Description      Counterparty       (Sold)       Value        Date          at 4/30/15   Appreciation
-----------------------------------------------------------------------------------------------------
GBP (Great       Citibank NA        (159,003)    $(243,988)   6/03/15       $(243,953)   $         35
   British Pound)
-----------------------------------------------------------------------------------------------------
   Total                                                                                 $         35
=====================================================================================================

-----------------------------------------------------------------------------------------------------
                                    Quantity/
Security                            Purchased/   Book         Settlement    US$ Value    Unrealized
Description      Counterparty       (Sold)       Value        Date          at 4/30/15   Depreciation
-----------------------------------------------------------------------------------------------------
EUR (Euro)       Societe General    (6,010,882)  $(6,541,502) 4/27/16       $(6,808,297) $   (266,795)
RUB (Russian     JP Morgan          (5,515,000)     (106,017) 5/20/15          (106,294)         (276)
  Ruble)         Chase Bank
-----------------------------------------------------------------------------------------------------
  Total                                                                                  $   (267,071)
=====================================================================================================

6. Unfunded and Bridge Loan Commitments

As of April 30, 2015, the Trust had no unfunded loan commitments.

The Trust had the following bridge loans outstanding at April 30, 2015:

-----------------------------------------------------------------------------------------------------
                                                                                        Unrealized
                                                                                        Appreciation
Borrower                                    Par            Cost          Value          (Depreciation)
-----------------------------------------------------------------------------------------------------
MJ Acquisition Corp.                        $500,000       $500,000      $500,000       $--
Rite Aid Corp.                               770,000        770,000       770,000        --
Tenet Healthcare Corp.                       310,000        310,000       310,000        --
Tenet Healthcare Corp.                       100,000        100,000       100,000        --
Sterigenics-Nordion Holdings LLC             830,000        830,000       830,000        --
A. Schulman, Inc.                            750,000        750,000       750,000        --
-----------------------------------------------------------------------------------------------------
   Total                                                                                $--
=====================================================================================================

7. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the year ended April 30, 2015 and the year ended April 30, 2014 were as follows:

-----------------------------------------------------------------------------------------------------
                                                                   4/30/15                    4/30/14
-----------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                           8,320,167                 8,290,790
Reinvestment of distributions                                        12,623                    29,377
-----------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                 8,332,790                 8,320,167
=====================================================================================================

60 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of April 30, 2015 were as follows:

-----------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as         Assets Derivatives    2015      Liabilities Derivatives     2015
 Hedging Instruments      ---------------------------     -------------------------------------
 Under Accounting         Statement of Assets             Statement of Assets
 Standards Codification   and Liabilities                 and Liabilities
 (ASC) 815                Location              Value     Location                    Value
-----------------------------------------------------------------------------------------------
 Forward foreign          Net unrealized                  Net unrealized
  currency contracts      appreciation on                 depreciation on
                          forward foreign                 forward foreign
                          currency contracts    $  35     currency contracts          $(267,071)
-----------------------------------------------------------------------------------------------
 Total                                          $  35                                 $(267,071)
===============================================================================================

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2015 was as follows:

----------------------------------------------------------------------------------------------------------
                                                                                           Change in
 Derivatives Not                                                      Realized             Unrealized
 Accounted for as                                                     Gain or              Appreciation or
 Hedging Instruments                                                  (Loss) on            (Depreciation)
 Under Accounting           Location of Gain or (Loss)                Derivatives          on Derivatives
 Standards Codification     on Derivatives Recognized                 Recognized           Recognized
 (ASC) 815                  in Income                                 in Income            in Income
----------------------------------------------------------------------------------------------------------
 Forward foreign            Net realized gain (loss) on
  currency contracts        forward foreign currency contracts        $ 1,694,303
 Forward foreign            Change in net unrealized
  currency contracts        appreciation (depreciation) on
                            forward foreign currency contracts                             $228,459
 Written options            Net realized gain (loss) on
                            written options                           $    11,073
 Written options            Change in unrealized appreciation
                            (depreciation) on written options                              $ (7,021)
----------------------------------------------------------------------------------------------------------

9. Loan Agreement

The Trust is in a credit agreement with the Bank of Nova Scotia. There is a $75 million borrowing limit.

At April 30, 2015, the Trust had a borrowing outstanding under the margin agreement totaling $64,000,000. The interest rate charged at April 30, 2015 was 1.06%. During the year ended April 30, 2015, the average daily balance was $65,912,000 at an average interest rate of 1.03%. With respect to the credit agreement, interest expense of $681,002 is included in the Statement of Operations.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 61

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the margin loan financing agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

10. Subsequent Event

A monthly dividend was declared on May 5, 2015 from undistributed and accumulated net investment income of $0.1350 per common share, payable May 29, 2015, to common shareowners of record on May 19, 2015.

11. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Trust, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Trust's independent registered public accounting firm. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Trust's independent registered public accounting firm effective upon completion of the audit of the Trust's financial statements for the fiscal year ended April 30, 2014.

During the periods that Ernst & Young LLP served as the Trust's independent registered public accounting firm, including the Trust's fiscal years ending April 30, 2014 and April 30, 2013, Ernst & Young LLP's reports on the financial statements of the Trust have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

62 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Diversified High Income Trust:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Diversified High Income Trust (the "Trust") as of April 30, 2015, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended April 30, 2014, and the financial highlights for the years ended April 30, 2014, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated June 25, 2014.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent backs, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Diversified High Income Trust as of April 30, 2015, the results of its operations, cash flows, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
June 24, 2015

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 63

ADDITIONAL INFORMATION (unaudited)

PIM, the Trust's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

Pursuant to the preliminary agreement, the Transaction will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Trust's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement for the Trust. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

IMPORTANT TAX INFORMATION (unaudited)

   Interest-Related Dividends for Non-U.S. Residents                     42.52%*

   * Represents the portion of the taxable ordinary income dividends eligible for tax exemption from U.S. withholding tax for non-resident aliens and foreign corporations.

64 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 65

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held with the Trust  Length of Service    Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)          Class II Trustee     Private investor (2004-2008 and 2013-present);   Director, Broadridge Financial
Chairman of the Board         since 2006. Term     Chairman (2008 - 2013) and Chief Executive       Solutions, Inc. (investor
and Trustee                   expires in 2015.     Officer (2008 - 2012), Quadriserv, Inc.          communications and securities
                                                   (technology products for securities lending      processing provider for
                                                   industry); and Senior Executive Vice             financial services industry)
                                                   President, The Bank of New York (financial and   (2009 - present); Director,
                                                   securities services) (1986 - 2004)               Quadriserv, Inc. (2005 -
                                                                                                    2013); and Commissioner, New
                                                                                                    Jersey State Civil Service
                                                                                                    Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Class III Trustee    Managing Partner, Federal City Capital           Director of New York Mortgage
Trustee                       since 2007. Term     Advisors (corporate advisory services company)   Trust (publicly traded
                              expires in 2016.     (1997 - 2004 and 2008 - present); Interim        mortgage REIT) (2004 - 2009,
                                                   Chief Executive Officer, Oxford Analytica,       2012 - present); Director of
                                                   Inc. (privately-held research and consulting     The Swiss Helvetia Fund, Inc.
                                                   company) (2010); Executive Vice President and    (closed-end fund) (2010 -
                                                   Chief Financial Officer, I-trax, Inc.            present); Director of Oxford
                                                   (publicly traded health care services company)   Analytica, Inc. (2008 -
                                                   (2004 - 2007); Executive Vice President and      present); and Director of
                                                   Chief Financial Officer, Pedestal Inc.           Enterprise Community
                                                   (internet-based mortgage trading company)        Investment, Inc.
                                                   (2000 - 2002); Private Consultant (1995 -        (privately-held affordable
                                                   1997); Managing Director, Lehman Brothers        housing finance company) (1985
                                                   (1992 -1995); and Executive, The World Bank      - 2010)
                                                   (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)     Class I Trustee      William Joseph Maier Professor of Political      Trustee, Mellon Institutional
Trustee                       since 2008. Term     Economy, Harvard University (1972 - present)     Funds Investment Trust and
                              expires in 2017.                                                      Mellon Institutional Funds
                                                                                                    Master Portfolio (oversaw 17
                                                                                                    portfolios in fund complex)
                                                                                                    (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

66 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                   Other Directorships
Position Held with the Trust  Length of Service   Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)     Class I Trustee     Founding Director, Vice President and            None
Trustee                       since 2007. Term    Corporate Secretary, The Winthrop Group, Inc.
                              expires in 2017.    (consulting firm) (1982 - present); Desautels
                                                  Faculty of Management, McGill University
                                                  (1999 - present); and Manager of Research
                                                  Operations and Organizational Learning, Xerox
                                                  PARC, Xerox's advance research center (1990 -
                                                  1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)      Class II Trustee    President and Chief Executive Officer,           Director of New America High
Trustee                       since 2007. Term    Newbury, Piret & Company, Inc. (investment       Income Fund, Inc. (closed-end
                              expires in 2015.    banking firm) (1981 - present)                   investment company) (2004 -
                                                                                                   present); and member, Board of
                                                                                                   Governors, Investment Company
                                                                                                   Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)        Class II Trustee    Consultant (investment company services)         None
Trustee                       since 2014. Term    (2012 - present); Executive Vice President,
                              expires in 2015.    BNY Mellon (financial and investment company
                                                  services) (1969 - 2012); Director, BNY
                                                  International Financing Corp. (financial
                                                  services) (2002 - 2012); and Director, Mellon
                                                  Overseas Investment Corp. (financial services)
                                                  (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------


              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 67

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held with the Trust  Length of Service    Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)*           Class III Trustee    Chair, Director, CEO and President of Pioneer    None
Trustee, President and        since 2014.          Investment Management-USA (since September
Chief Executive Officer       Term expires in      2014); Chair, Director, CEO and President of
                              2016.                Pioneer Investment Management, Inc. (since
                                                   September 2014); Chair, Director, CEO and
                                                   President of Pioneer Funds Distributor, Inc.
                                                   (since September 2014); Chair, Director, CEO
                                                   and President of Pioneer Institutional Asset
                                                   Management, Inc. (since September 2014); and
                                                   Chair, Director and CEO of Pioneer Investment
                                                   Management Shareholder Services, Inc. (since
                                                   September 2014); Managing Director, Morgan
                                                   Stanley Investment Management (2010 - 2013);
                                                   and Director of Institutional Business, CEO of
                                                   International, Eaton Vance Management (2005 -
                                                   2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*       Class I Trustee      Director and Executive Vice President (since     None
Trustee                       since 2014.          2008) and Chief Investment Officer, U.S.
                              Term expires in      (since 2010), of PIM-USA; Executive Vice
                              2017.                President of Pioneer (since 2008); Executive
                                                   Vice President of Pioneer Institutional Asset
                                                   Management, Inc. (since 2009); and Portfolio
                                                   Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

68 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held with the Trust   Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (58)**     Advisory Trustee     Chief Investment Officer, 1199 SEIU Funds         None
                               since 2014.          (health care workers union pension Funds)
                                                    (2001 - present); Vice President -
                                                    International Investments Group, American
                                                    International Group, Inc. (insurance company)
                                                    (1993 - 2001); Vice President, Corporate
                                                    Finance and Treasury Group, Citibank, N.A.
                                                    (1980 - 1986 and 1990 - 1993); Vice President
                                                    - Asset/Liability Management Group, Federal
                                                    Farm Funding Corp. (government-sponsored
                                                    Issuer of debt securities) (1988 - 1990);
                                                    Mortgage Strategies Group, Shearson Lehman
                                                    Hutton, Inc. (investment bank) (1987 - 1988);
                                                    and Mortgage Securities Group, Drexel Burnham
                                                    Lambert, Ltd. (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**  Ms. Monchak in a non-voting Advisory Trustee.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 69

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                                Other Directorships
Position Held with the Trust   Length of Service          Principal Occupation                                   Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)     Since 2007. Serves at the  Vice President and Associate General Counsel of        None
Secretary and Chief Legal      discretion of the Board.   Pioneer since January 2008; Secretary and Chief
Officer                                                   Legal Officer of all of the Pioneer Funds since June
                                                          2010; Assistant Secretary of all of the Pioneer
                                                          Funds from September 2003 to May 2010; and Vice
                                                          President and Senior Counsel of Pioneer from July
                                                          2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)         Since 2010. Serves at the  Fund Governance Director of Pioneer since December     None
Assistant Secretary            discretion of the Board.   2006 and Assistant Secretary of all the Pioneer
                                                          Funds since June 2010; Manager - Fund Governance of
                                                          Pioneer from December 2003 to November 2006; and
                                                          Senior Paralegal of Pioneer from January 2000 to
                                                          November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)              Since 2010. Serves at the  Senior Counsel of Pioneer since May 2013 and           None
Assistant Secretary            discretion of the Board.   Assistant Secretary of all the Pioneer Funds since
                                                          June 2010; and Counsel of Pioneer from June 2007 to
                                                          May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)           Since 2008. Serves at the  Vice President - Fund Treasury of Pioneer; Treasurer   None
Treasurer and Chief Financial  discretion of the Board.   of all of the Pioneer Funds since March 2008; Deputy
and Accounting Officer                                    Treasurer of Pioneer from March 2004 to February
of the Trust                                              2008; and Assistant Treasurer of all of the Pioneer
                                                          Funds from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)          Since 2007. Serves at the  Director - Fund Treasury of Pioneer; and Assistant     None
Assistant Treasurer            discretion of the Board.   Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                                Other Directorships
Position Held with the Trust   Length of Service          Principal Occupation                                   Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)             Since 2007. Serves at the  Fund Accounting Manager - Fund Treasury of Pioneer;    None
Assistant Treasurer            discretion of the Board.   and Assistant Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)          Since 2009. Serves at the  Fund Administration Manager - Fund Treasury of         None
Assistant Treasurer            discretion of the Board.   Pioneer since November 2008; Assistant Treasurer of
                                                          all of the Pioneer Funds since January 2009; and
                                                          Client Service Manager - Institutional Investor
                                                          Services at State Street Bank from March 2003 to
                                                          March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)           Since 2010. Serves at the  Chief Compliance Officer of Pioneer and of all the     None
Chief Compliance Officer       discretion of the Board.   Pioneer Funds since March 2010; Chief Compliance
                                                          Officer of Pioneer Institutional Asset Management,
                                                          Inc. since January 2012; Chief Compliance Officer of
                                                          Vanderbilt Capital Advisors, LLC since July 2012;
                                                          Director of Adviser and Portfolio Compliance at
                                                          Pioneer since October 2005; and Senior Compliance
                                                          Officer for Columbia Management Advisers, Inc. from
                                                          October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)           Since 2007. Serves at the  Director - Transfer Agency Compliance of Pioneer and   None
Anti-Money Laundering Officer  discretion of the Board.   Anti-Money Laundering Officer of all the Pioneer
                                                          funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 71

                           This page for your notes.

72 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

                            This page for your notes.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 73

                           This page for your notes.

74 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

                           This page for your notes.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/15 75

                           This page for your notes.

76 Pioneer Diversified High Income Trust | Annual Report | 4/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                               1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 21909-07-0615

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit services provided to the Trust were totaled approximately $40,803 payable to Deloitte & Touche
LLP for the year ended April 30, 2015 and $38,581 were paid to the former auditor, Ernst & Young LLP for the year ended April 30, 2014.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended April 30, 2015 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended April 30, 2014.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Fees for tax compliance services, primarily for tax returns, totaled approximately $9,876 payable to Deloitte & Touche LLP for the year ended April 30,
2015 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended April 30, 2014.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended April 30, 2015 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended April 30, 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended April 30, 2015 and 2014, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $9,876 payable to Deloitte & Touche LLP for the year ended
April 30, 2015 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended April 30,
2014.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2015. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Charles Melchreit    Other Registered Investment                     $15,886,071
                     Companies                                 11                                  N/A              N/A
                                                                     $ 6,457,122
                     Other Pooled Investment Vehicles           4                                  N/A              N/A
                     Other Accounts                             8    $ 1,558,260                   N/A              N/A
-------------------  ----------------------------------        --    -----------        ----------------     ----------
Andrew Feltus        Other Registered                                $12,308,147
                     Investment Companies                      12                                  N/A              N/A
                                                                                                          $7,356,570
                     Other Pooled Investment Vehicles           7    $11,512,801                     3
                                                                           2,461,217
-------------------
                     Other Accounts                             6                                  N/A              N/A
                     ----------------------------------        --    -----------        ----------------     ----------
Jonathan Sharkey     Other Registered Investment                     $ 3,494,297
                     Companies                                  3                                  N/A              N/A
                     Other Pooled Investment Vehicles           0    $         0                   N/A              N/A
                     Other Accounts                             0    $         0                   N/A              N/A
-------------------  ----------------------------------        --    -----------        ----------------     ----------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch Global High Yield and Emerging Markets Index and the CSFB Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS
The following table indicates as of April 30, 2015 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Charles Melchreit            A
---------------------------  ---------------------
Andrew Feltus                E
---------------------------  ---------------------
Jonathan Sharkey             B
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

  - The significant investment strategies for Pioneer Diversified High Income Trust (a closed-end fund) and certain other similarly managed accounts with investment objectives of a high level of current income, with a potential for capital appreciation as a secondary objective. The fund invests in a unique blend of higher yielding asset classes, including global high yield bonds, leveraged bank loans and event-linked bonds (cat bonds).

Under normal market conditions, the fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. The fund allocates its investments principally among three sectors of the fixed income securities markets: (i) below investment grade debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets ("global high yield debt securities"), (ii) floating rate loans and
(iii) "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds.

PIM believes that this actively managed, diversified portfolio of asset classes
- global high yield debt securities, floating rate loans and event-linked bonds
- may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile. Specifically, the floating rate feature of both floating rate loans and event-linked bonds serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of event-linked bonds to the diversified portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the fund's investments in event-linked bonds offer investors access to a unique asset class that otherwise may be unavailable to them.

The fund does not have a policy of maintaining a specific average credit quality or a targeted maturity range for its portfolio. The fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.

PIM is responsible for managing the fund's overall investment program, including allocating the fund's investments among the different asset classes and managing the fund's investments in global high income debt securities and floating rate loans. PIM considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. PIM selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. PIM also employs due diligence and fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. PIM may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objectives. PIM makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, PIM relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

The fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. Leverage creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the fund and the value of assets serving as asset coverage for the preferred shares.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 26, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 26, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 26, 2015

* Print the name and title of each signing officer under his or her signature.